                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             COMMON CLASS
             February 28, 2002

                        - CREDIT SUISSE
                         INVESTMENT GRADE BOND FUND

                        - CREDIT SUISSE
                         NEW YORK MUNICIPAL FUND

                        - CREDIT SUISSE
                         FIXED INCOME FUND

                        - CREDIT SUISSE
                         GLOBAL FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                           CONTENTS

KEY POINTS........................................
   Goals and Principal Strategies.................           4
   Investor Profile...............................           5
   A Word About Risk..............................           6
PERFORMANCE SUMMARY...............................           8
   Year-by-Year Total Returns.....................           8
   Average Annual Total Returns...................           9
INVESTOR EXPENSES.................................          12
   Fees and Fund Expenses.........................          12
   Example........................................          13
THE FUNDS IN DETAIL...............................          14
   The Management Firm............................          14
   Multi-Class Structure..........................          14
   Fund Information Key...........................          14
INVESTMENT GRADE BOND FUND........................          16
NEW YORK MUNICIPAL FUND...........................          19
FIXED INCOME FUND.................................          22
GLOBAL FIXED INCOME FUND..........................          25
MORE ABOUT RISK...................................          28
   Introduction...................................          28
   Types of Investment Risk.......................          28
   Certain Investment Practices...................          30
MEET THE MANAGERS.................................          34
ABOUT YOUR ACCOUNT................................          36
   Share Valuation................................          36
   Account Statements.............................          36
   Distributions..................................          36
   Taxes..........................................          37
BUYING SHARES.....................................          39
SELLING SHARES....................................          42
SHAREHOLDER SERVICES..............................          44
OTHER POLICIES....................................          45
OTHER INFORMATION.................................          46
   About the Distributor..........................          46
FOR MORE INFORMATION..............................  back cover

Each fund's Common Class is closed to new investors other than those described on page 39.


                          KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


----------------------------------------------------------------------------------------------
FUND/RISK FACTORS            GOAL                         STRATEGIES
----------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND   Total return                 - Invests in fixed-income securities
Risk factors:                                               denominated primarily in U.S.
 Credit risk                                                dollars
 Foreign securities                                       - Focuses on investment grade
 Interest-rate risk                                         securities (average credit rating
 Market risk                                                of A)
                                                          - Uses sector rotation and security
                                                            selection as primary sources of
                                                            performance
----------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND      To maximize current          - Invests in New York municipal
Risk factors:                interest income exempt from    securities
 Credit risk                 federal income tax and New   - Normally maintains a
 Geographic risk             York state and New York        weighted-average portfolio
 Interest-rate risk          City personal income taxes,    maturity of between three and 10
 Market risk                 to the extent consistent       years
 Non-diversified status      with prudent investment and  - Emphasizes investment-grade
                             the preservation of capital    securities
----------------------------------------------------------------------------------------------
FIXED INCOME FUND            To generate high current     - Invests in fixed-income securities
Risk factors:                income consistent with         denominated primarily in U.S.
 Credit risk                 reasonable risk and,           dollars
 Foreign securities          secondarily, capital         - Normally maintains a
 Interest-rate risk          appreciation                   weighted-average portfolio
 Market risk                                                maturity of 10 years or less
                                                          - Favors investment-grade
                                                            securities, but may diversify
                                                            credit quality in pursuit of its
                                                            goal
----------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND     To maximize total            - Invests in U.S. and foreign
Risk factors:                investment return              fixed-income securities
 Credit risk                 consistent with prudent        denominated in various currencies
 Foreign securities          investment management,       - Favors investment-grade
 Interest-rate risk          consisting of a combination    securities, but may diversify
 Market risk                 of interest income,            credit quality in pursuit of its
 Non-diversified status      currency gains and capital     goal
                             appreciation                 - Investment decisions are based on
                                                            fundamental market factors,
                                                            currency trends and credit
                                                            quality.
----------------------------------------------------------------------------------------------

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - are seeking total return or investment income

 - are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

 - want to diversify their portfolios with fixed-income funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for maximum return over a long time horizon

 - require stability of your principal

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

All funds

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

Investment Grade Bond Fund, Fixed Income Fund, Global Fixed Income Fund

   A fund that invests in foreign securities carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

GEOGRAPHIC RISK

New York Municipal Fund

   A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.

INTEREST-RATE RISK

All funds

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

All funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

New York Municipal Fund, Global Fixed Income Fund

   The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.

                          PERFORMANCE SUMMARY



The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

              YEAR ENDED 12/31:                 1992    1993     1994     1995     1996    1997    1998     1999    2000    2001
INVESTMENT GRADE BOND FUND                      6.66%   7.87%   -1.78%   16.26%    2.27%   7.55%   8.15%   -0.44%   9.98%   7.66%

 Best quarter: 4.80% (Q4 95)

 Worst quarter: -2.20% (Q1 92)

 Inception date: 8/22/88

---------------------------------------------------------------------------------------------------------------------------------

NEW YORK MUNICIPAL FUND                         7.52%   9.89%   -0.55%    9.64%    4.32%   5.88%   5.48%   -0.41%   9.04%   4.73%

 Best quarter: 3.54% (Q4 00)

 Worst quarter: -2.87% (Q1 94)

 Inception date: 4/1/87

---------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUND                               6.70%   11.23%  -0.67%   15.13%    6.15%   8.80%   6.51%   -0.04%   9.40%   5.51%

 Best quarter: 5.81% (Q2 95)

 Worst quarter: -1.32% (Q2 94)

 Inception date: 8/17/87

---------------------------------------------------------------------------------------------------------------------------------

GLOBAL FIXED INCOME FUND                       14.73%   2.10%   19.62%   -5.48%   16.01%   9.97%   2.17%    8.42%   0.39%   7.24%

 Best quarter: 8.45% (Q1 93)

 Worst quarter: -4.06% (Q1 92)

 Inception date: 11/1/90

---------------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------
                           ONE YEAR      FIVE YEARS     TEN YEARS       LIFE OF       INCEPTION
PERIOD ENDED 12/31/01:       2001        1997-2001      1992-2001         FUND           DATE
--------------------------------------------------------------------------------------------------
 INVESTMENT GRADE BOND
 FUND                       7.66%          6.58%          6.33%           7.56%        8/22/88
--------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS
 INTERMEDIATE
 GOVERNMENT BOND
 INDEX(1)                   8.42%          7.06%          6.64%           8.00%(2)
--------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS
 AGGREGATE BOND
 INDEX(3,6)                 8.44%          7.43%          7.23%           8.58%(2)
--------------------------------------------------------------------------------------------------
 NEW YORK MUNICIPAL
 FUND                       4.73%          4.90%          5.50%           5.64%         4/1/87
--------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS
 FIVE-YEAR MUNICIPAL
 BOND INDEX(4)              6.26%          5.36%          5.66%           6.37%(5)
--------------------------------------------------------------------------------------------------
 FIXED INCOME FUND          5.51%          5.98%          6.78%           7.40%        8/17/87
--------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS
 AGGREGATE BOND
 INDEX(6)                   8.44%          7.43%          7.23%           8.57%
--------------------------------------------------------------------------------------------------
 GLOBAL FIXED INCOME
 FUND                       3.17%          4.23%          6.13%           6.86%        11/1/90
--------------------------------------------------------------------------------------------------
 SALOMON BROTHERS WORLD
 GOVERNMENT BOND INDEX
 (CURRENCY-HEDGED)(7)       6.27%          7.91%          8.15%           8.77%(8)
--------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS
 AGGREGATE BOND
 INDEX(6)                   8.44%          7.43%          7.23%           8.23%(8)
--------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS GLOBAL
 AGGREGATE INDEX(9)         1.57%          3.24%          5.65%           6.74%(8)
--------------------------------------------------------------------------------------------------
 COMPOSITE
 BENCHMARK(10)              7.12%          7.13%          7.88%           8.89%(8)
--------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government bonds, and is calculated by Lehman Brothers Inc.
(2)  Performance since August 31, 1988.
(3) Effective December 19, 2001, the fund changed its benchmark index from the Lehman Brothers Intermediate Government Bond Index to the Lehman Brothers Aggregate Bond Index since the Aggregate Bond Index more closely reflects the fund's investments.
(4) The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds, and is compiled by Lehman Brothers Inc.
(5)  Performance since March 31, 1987.
(6) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/ Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.
(7) The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market-capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.
(8)  Performance since October 31, 1990.
(9) The Lehman Brothers Global Aggregate Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.
(10) The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes -- 50% Lehman Brothers Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index Excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II
Index -- correspond to the investment strategy of the fund's managers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                       This page intentionally left blank

                      INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2001.

                                        INTERMEDIATE      NEW               GLOBAL
                                          MATURITY       YORK      FIXED    FIXED
                                         GOVERNMENT    MUNICIPAL   INCOME   INCOME
                                            FUND         FUND       FUND     FUND
SHAREHOLDER FEES
 (paid directly from your investment)
----------------------------------------------------------------------------------
Sales charge "load" on purchases            NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Deferred sales charge "load"                NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Sales charge "load" on reinvested
 distributions                              NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Redemption fees                             NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Exchange fees                               NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
----------------------------------------------------------------------------------
Management fee                             0.50%        0.40%      0.50%    1.00%
----------------------------------------------------------------------------------
Distribution and service (12b-1) fee        NONE         NONE       NONE     NONE
----------------------------------------------------------------------------------
Other expenses                             0.52%        0.36%      0.35%    0.53%
----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*      1.02%        0.76%      0.85%    1.53%

* Fee waivers and expense reimbursements or credits reduced expenses for the funds during 2001 but may be discontinued at any time, except for Fixed Income Fund, whose waivers and reimbursements will remain in effect until April 6, 2003. Actual fees and expenses for the fiscal year ended October 31, 2001 are shown below:

                                      INVESTMENT      NEW               GLOBAL
                                        GRADE        YORK      FIXED    FIXED
EXPENSES AFTER WAIVERS                   BOND      MUNICIPAL   INCOME   INCOME
AND REIMBURSEMENTS                       FUND        FUND       FUND     FUND
Management fee                          0.08%       0.24%      0.35%    0.42%

Distribution and service (12b-1) fee     NONE        NONE       NONE     NONE

Other expenses                          0.52%       0.36%      0.35%    0.53%
                                         ----        ----       ----     ----

TOTAL ANNUAL FUND OPERATING EXPENSES    0.60%       0.60%      0.70%    0.95%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS      TEN YEARS
---------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND             $104           $325          $  563         $1,248
---------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND                $ 78           $243          $  422         $  942
---------------------------------------------------------------------------------------------
FIXED INCOME FUND                      $ 72           $256          $  457         $1,035
---------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND               $156           $483          $  834         $1,824
---------------------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL


     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally

 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


     MULTI-CLASS STRUCTURE

   The Investment Grade Bond Fund and the Fixed Income Fund also offer Class A, B and C shares, as described in separate prospectuses.

   The New York Municipal Fund and the Global Fixed Income Fund also offer Class A shares, as described in separate prospectuses.


     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on page 16. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 2001 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                           INVESTMENT GRADE BOND FUND


     GOAL AND STRATEGIES

   The Investment Grade Bond Fund seeks total return. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed-income securities.

   In choosing investments for the fund, the portfolio managers:

 - seek to maintain an average dollar-weighted credit rating of the fund of A or better, although the overall rating may vary

 - use sector rotation and security selection as primary sources of performance

 - generally invest in securities represented in the Lehman Brothers Aggregate Bond Index (the "Index"), or securities that have similar credit characteristics to those of the Index

   The portfolio managers will sell a security when there has been a fundamental change in the issuer's prospects or financial condition. The portfolio managers also may sell securities for a variety of other reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   Investment grade securities are securities rated BBB or better by Standard & Poor's Ratings Services (or similarly rated by another major rating agency), or unrated securities determined by CSAM to be of equivalent quality, at the time of purchase.

   In the event that a security held by the fund is downgraded below investment grade, the portfolio managers will take this into consideration in deciding whether to continue to hold the security, but are not required to dispose of the security.


     PORTFOLIO INVESTMENTS

   The fund invests primarily in fixed income securities, which include:

 - corporate bonds, debentures and notes

 - government securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

 - convertible debt securities

 - preferred stocks

 - municipal securities

   The fund may invest:

 - without limit in U.S. dollar-denominated foreign securities

 - up to 10% of assets in non-dollar-denominated foreign securities

   To a limited extent, the fund may also engage in other investment practices.


     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   To the extent that it invests in certain securities, the fund may be affected by additional risks:

 - mortgage-backed securities: extension and prepayment risks

 - foreign securities: currency, information and political risks

 - equity securities (including convertible debt securities and preferred stocks): information, market and other risks

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


     PORTFOLIO MANAGEMENT

   Gregg M. Diliberto, Jo Ann Corkran, Leland Crabbe and Jose A. Rodriguez manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."


     INVESTOR EXPENSES

   Management fee                                                       0.08%
   All other expenses                                                   0.52%
                                                                -------------
     Total expenses                                                     0.60%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                    10/01       10/00       10/99       10/98       10/97
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $  9.80     $  9.77     $ 10.37     $ 10.05      $10.07
--------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                              0.53        0.56        0.53        0.56        0.58
Net gains (losses) from investments (both
 realized and unrealized)                          0.74        0.03       (0.54)       0.32        0.10
--------------------------------------------------------------------------------------------------------
 Total from investment activities                  1.27        0.59       (0.01)       0.88        0.68
--------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income              (0.53)      (0.56)      (0.53)      (0.56)      (0.58)
Distributions from net realized gains              0.00        0.00       (0.04)       0.00       (0.08)
Distributions in excess of net realized gains      0.00        0.00       (0.02)       0.00       (0.04)
--------------------------------------------------------------------------------------------------------
 Total dividends and distributions                (0.53)      (0.56)      (0.59)      (0.56)      (0.70)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $ 10.54     $  9.80     $  9.77     $ 10.37      $10.05
--------------------------------------------------------------------------------------------------------
Total return                                      13.25%       6.27%      (0.05)%      9.35%       6.99%
--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $53,986     $47,974     $56,625     $78,200     $48,421
Ratio of expenses to average net assets*           0.60%       0.62%       0.61%       0.60%       0.61%
Ratio of net income to average net assets          5.18%       5.77%       5.27%       5.54%       5.81%
Decrease reflected in above operating expense
 ratios due to waivers/reimbursements              0.42%       0.31%       0.28%       0.34%       0.33%
Portfolio turnover rate                              41%         84%         91%        134%        104%
--------------------------------------------------------------------------------------------------------

* Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' expense ratio by .00%, .02%, .01%, .00% and .01% for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Common Class Shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 2001, 2000, 1999, 1998 and 1997.

                   NEW YORK MUNICIPAL FUND
     GOAL AND STRATEGIES

   The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York state and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

   New York municipal securities are debt obligations (other than short-term securities) whose interest is exempt from federal and New York state and City income taxes.

   Under normal market conditions, the fund will:

 - invest at least 80% of net assets plus any borrowings for investment purposes in New York municipal securities the income from which is exempt from federal and New York State and New York City income taxes.

 - maintain a weighted-average maturity of between three and 10 years


     PORTFOLIO INVESTMENTS

   The fund invests at least 65% of assets in investment-grade New York municipal securities. The fund may invest up to 20% of net assets in types of debt securities other than New York municipal securities. To a limited extent, it may also engage in other investment practices.


     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - geographic risk

 - interest-rate risk

 - market risk

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York state and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York state, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York state will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New

York municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, this fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase.

   The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT

   Gregg M. Diliberto and Patrick A. Bittner manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."


     INVESTOR EXPENSES

   Management fee                                                        .24%
   All other expenses                                                    .36%
                                                                  -----------
     Total expenses                                                      .60%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                 10/01        10/00       10/99       10/98        10/97
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $  10.24     $ 10.04     $ 10.54     $  10.35      $ 10.34
--------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                            0.43        0.44        0.42         0.44         0.45
Net gains (losses) on investments
 (both realized and unrealized)                  0.50        0.20       (0.44)        0.19         0.13
--------------------------------------------------------------------------------------------------------
 Total from investment activities                0.93        0.64       (0.02)        0.63         0.58
--------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income            (0.43)      (0.44)      (0.42)       (0.44)       (0.45)
Distributions from net realized gains            0.00        0.00       (0.06)        0.00        (0.12)
--------------------------------------------------------------------------------------------------------
 Total dividends and distributions              (0.43)      (0.44)      (0.48)       (0.44)       (0.57)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $  10.74     $ 10.24     $ 10.04     $  10.54      $ 10.35
--------------------------------------------------------------------------------------------------------
Total return                                     9.20%       6.54%      (0.26)%       6.24%        5.83%
--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $113,371     $74,948     $83,934     $106,922      $88,944
Ratio of expenses to average net assets*         0.60%       0.62%       0.61%        0.60%        0.60%
Ratio of net income to average net assets        4.03%       4.37%       4.03%        4.24%        4.40%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                          0.16%       0.11%       0.10%        0.07%        0.08%
Portfolio turnover rate                            51%         29%         55%          37%          70%
--------------------------------------------------------------------------------------------------------

* Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' expense ratio by .00%, .02%, .01%, .00% and .00% for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Common Class Shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 2001, 2000, 1999, 1998 and 1997.

                      FIXED INCOME FUND


     GOAL AND STRATEGIES

   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

   Under normal market conditions:

 - at least 65% of the fund's fixed-income securities will be investment grade

 - the fund will maintain a weighted-average maturity of 10 years or less


     PORTFOLIO INVESTMENTS

   Under normal market conditions, this fund invests at least 80% of net assets plus any borrowings for investment purposes in fixed-income securities such as:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may invest:

 - without limit in U.S. dollar-denominated, investment-grade foreign securities

 - up to 35% of assets in non-dollar-denominated foreign securities

 - up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

 - up to 35% of assets in emerging markets debt securities

   To a limited extent, the fund may also engage in other investment practices.


     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

   To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

   These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


     PORTFOLIO MANAGEMENT

   Gregg M. Diliberto, Jo Ann Corkran, Leland Crabbe and Jose A. Rodriguez manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."


     INVESTOR EXPENSES

   Management fee                                                       0.35%
   All other expenses                                                   0.35%
                                                                  -----------
     Total expenses                                                     0.70%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------
PERIOD ENDED:                              10/01        10/00        10/99        10/98         10/97
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  9.78     $   9.89     $  10.41     $  10.43      $  10.10
--------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                         0.64         0.64         0.57         0.59          0.62
Net gains (losses) from investments and
 foreign currency-related transactions
 (both realized and unrealized)               0.55        (0.11)       (0.48)        0.07          0.33
--------------------------------------------------------------------------------------------------------
 Total from investment activities             1.19         0.53         0.09         0.66          0.95
--------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income         (0.64)       (0.64)       (0.57)       (0.59)        (0.62)
Distributions from net realized gains         0.00         0.00        (0.04)       (0.09)         0.00
--------------------------------------------------------------------------------------------------------
 Total dividends and distributions           (0.64)       (0.64)       (0.61)       (0.68)        (0.62)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year               $ 10.33     $   9.78     $   9.89     $  10.41      $  10.43
--------------------------------------------------------------------------------------------------------
Total return                                 12.52%        5.59%        0.92%        6.48%         9.78%
--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $334,647     $302,188     $393,433     $423,536      $265,453
Ratio of expenses to average net assets*      0.72%        0.77%        0.76%        0.75%         0.75%
Ratio of net income to average net assets     6.32%        6.53%        5.63%        5.64%         6.05%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                       0.13%        0.02%        0.04%        0.04%         0.08%
Portfolio turnover rate                        383%         247%         144%         124%          129%
--------------------------------------------------------------------------------------------------------

* Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' expense ratio by .00%, .02%, .01%, .00% and .00% for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Common Class Shares' operating expense ratio after reflecting these arrangements was .72% for the year ended October 31, 2001, and .75 for the years ended October 31, 2000, 1999, 1998 and 1997, respectively.

                   GLOBAL FIXED INCOME FUND
     GOAL AND STRATEGIES

   The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:

 - foreign governments and companies, including those in emerging markets

 - multinational organizations, such as the World Bank

 - the U.S. government, its agencies and instrumentalities

   Under normal market conditions, the fund invests at least 80% of net assets plus any borrowings for investment purposes in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the fund's ability to invest in emerging markets.

   The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.


     PORTFOLIO INVESTMENTS

   This fund may invest in all types of fixed-income securities, including:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

   The fund may invest up to:

 - 40% of assets in securities of issuers located in any single foreign country

 - 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

 - 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

 - 20% of net assets in equity securities, including common stocks, warrants and rights

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

   International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment grade bonds) will likely be paid a greater portion of any payment made by the issuer. To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT

   Charles C. Van Vleet manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."


     INVESTOR EXPENSES

   Management fee                                                       0.42%
   All other expenses                                                   0.53%
                                                                  -----------
     Total expenses                                                     0.95%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

-------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                        10/01       10/00       10/99       10/98       10/97
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $   9.71    $  10.25    $  10.62    $  10.91     $ 11.17
-------------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                                   0.53        0.56        0.52        0.58        0.54
Net gains (losses) on investments and foreign
 currency-related items (both realized and
 unrealized)                                            0.21       (0.13)      (0.29)      (0.16)       0.08
-------------------------------------------------------------------------------------------------------------
 Total from investment activities                       0.74        0.43        0.23        0.42        0.62
-------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income                   (0.46)      (0.76)      (0.59)      (0.71)      (0.34)
Dividends in excess of net investment income            0.00       (0.21)      (0.01)       0.00        0.00
Distributions from net realized gains                   0.00        0.00        0.00        0.00       (0.54)
-------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                     (0.46)      (0.97)      (0.60)      (0.71)      (0.88)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $   9.99    $   9.71    $  10.25    $  10.62     $ 10.91
-------------------------------------------------------------------------------------------------------------
Total return                                            7.81%       4.37%       2.18%       4.10%       5.76%
-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)              $118,876    $121,309    $135,327    $154,131    $194,731
Ratio of expenses to average net assets*                0.95%       0.97%       0.96%       0.95%       0.96%
Ratio of net income to average net assets               5.15%       5.51%       5.00%       5.21%       5.40%
Decrease reflected in above operating expense
 ratios due to waivers/reimbursements                   0.58%       0.51%       0.57%       0.46%       0.39%
Portfolio turnover rate                                  144%        101%        365%        234%        203%
-------------------------------------------------------------------------------------------------------------

* Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' expense ratio by 0.0%, .02%, .01%, .00% and .01% for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Common Class Shares' operating expense ratio after reflecting these arrangements was .95% for each of the years ended October 31, 2001, 2000, 1999, 1998 and 1997.

                       MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not
       indicate actual use
/20%/  Italic type (e.g., 20%) represents an
       investment limitation as a percentage of
       NET fund assets; does not indicate actual
       use
20%    Roman type (e.g., 20%) represents an
       investment limitation as a percentage of
       TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to
       a significant extent
--     Not permitted

                                                              INVESTMENT     NEW     FIXED   GLOBAL
                                                                GRADE       YORK     INCOME  FIXED
                                                                 BOND     MUNICIPAL   FUND   INCOME
                                                                 FUND       FUND              FUND
 INVESTMENT PRACTICE                                                          LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      30%         30%       30%     30%
---------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1) Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                       [ ]         --        [X]     [X]
---------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                [ ]         --        35%     [X]
---------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates, securities or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                         /20%/        [ ]       [ ]     [ ]
---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.     [ ]         --        [X]     [X]
---------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                   [X]         [X]       [X]     [X]
---------------------------------------------------------------------------------------------------

                                                              INVESTMENT     NEW     FIXED   GLOBAL
                                                                GRADE       YORK     INCOME  FIXED
                                                                 BOND     MUNICIPAL   FUND   INCOME
                                                                 FUND       FUND              FUND

 INVESTMENT PRACTICE                                                          LIMIT
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.          [x]         [x]       [x]     [x]
---------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.       [X]         [X]       [X]     [X]
---------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                               /20%/        --       /35%/   /35%/
---------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                          [ ]         [ ]      /20% /  /20%/
---------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                    [X]         --        [ ]     [ ]
---------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         /15%/       /15%/     /15%/   /15%/
---------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                      33 1/3%     33 1/3%    33 1/3% 33 1/3%
---------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                             [x]         [x]       [x]     [x]
---------------------------------------------------------------------------------------------------

                                                              INVESTMENT      NEW       FIXED   GLOBAL
                                                                GRADE         YORK      INCOME  FIXED
                                                                 BOND     INTERMEDIATE   FUND   INCOME
                                                                 FUND      MUNICIPAL             FUND
                                                                              FUND
 INVESTMENT PRACTICE                                                           LIMIT
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow a fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the fund's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                          [-]          [ ]         [ ]     [ ]
------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.    [ ]          [ ]         [ ]     [ ]
------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            /10%/         --         /10%/    10%
------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                     [-]          [-]         20%     20%
------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                    [-]          [-]         [-]     [-]
------------------------------------------------------------------------------------------------------

(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

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                                       33

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the funds:

GREGG M. DILIBERTO, Managing Director, has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001, of the New York Municipal Fund since January 2002 and with CSAM since 1984. Before that, he analyzed pension fund finances at Buck Consultants. Mr. Diliberto holds a B.S. in Mathematics from the State University of New York at Plattsburgh.

JO ANN CORKRAN, Managing Director, has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

LELAND CRABBE, Director, is global head of emerging market debt and has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001. Mr. Crabbe, who rejoined CSAM in 1999 from Cigna Investments, first came to CSAM in 1998 from Merrill Lynch, where he had been corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.

JOSE A. RODRIGUEZ, Director, has been Co-Portfolio Manager of the Investment Grade Bond Fund and the Fixed Income Fund since January 2001. Prior to joining CSAM in 1999, he served as managing director and senior portfolio manager while at Prudential Investments. He had joined Prudential in 1988. Mr. Rodriguez holds a B.A. in Economics from Lafayette College and an M.B.A. in Finance from New York University's Stern School of Business.

PATRICK A. BITTNER, CFA, Vice President, has been Co-Portfolio Manager of the New York Municipal Fund since 1998. He joined Warburg Pincus Asset Management Inc. (Warburg Pincus) in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was an assistant portfolio manager in the institutional fixed income department at First Fidelity Bank and a corporate trust supervisor at Shawmut Bank. Mr. Bittner holds a B.S. in Economics from the University of Wisconsin and an M.S. in Taxation from Temple University.

           Job titles indicate position with the investment adviser.

CHARLES C. VAN VLEET, Director, has been Portfolio Manager of the Global Fixed Income Fund since May 1998. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. Van Fleet, who has been with Warburg Pincus since 1998, was senior vice president and senior global strategist with Putnam Investment Management from 1994 to 1998. He holds a B.A. in Economics from the University of California at Berkeley.

           Job titles indicate position with the investment adviser.

                      ABOUT YOUR ACCOUNT
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Trustees determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.


     DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   Each fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The New York Municipal and Fixed Income funds declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares and pays dividend distributions quarterly, and the Investment Grade Bond Fund typically declares dividend distributions daily and pays them monthly. The funds typically distribute capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. However, any interest that the New York Municipal Fund receives that is federally tax-free remains tax-free when it is distributed to you. Gain on the sale of tax-free securities results in taxable distributions.

   Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including a fund's short-term capital gains) are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

New York Municipal Fund-Special Tax Matters

   The New York Municipal Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities. To the extent that the fund's dividend distributions are derived from state tax-free investments, they will be free from New York state and City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from New York state and City franchise or corporate income taxes.

   Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                        BUYING SHARES
     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

   Each fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.


     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial representative, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).


     FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the fund is available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

   Regular account:          $2,500
   IRAs:                     $  500
   Transfers/Gifts to
     Minors:                 $  500


     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.


     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.                 - Make your check payable to Credit Suisse Funds.
- For IRAs use the Universal IRA Application.           - Write the account number and the fund name on
- Make your check payable to Credit Suisse Funds.         your check.
- Write the fund name on the check.                     - Mail to Credit Suisse Funds.
- Mail to Credit Suisse Funds.                          - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to request        - Call our Shareholder Service Center to request
  an exchange from another Credit Suisse Fund. Be         an exchange from another Credit Suisse Fund.
  sure to read the current Prospectus for the new       - Minimum amount is $250.
  fund. Also please observe the minimum initial         - If you do not have telephone privileges, mail or
  investment.                                             fax a letter of instruction signed by all
- If you do not have telephone privileges, mail or        shareholders.
  fax a letter of instruction signed by all
  shareholders.
BY WIRE
- Complete and sign the New Account Application.        - Call our Shareholder Service Center by 4 p.m.
- Call our Shareholder Service Center and fax the         Eastern Time to inform us of the incoming wire.
  signed New Account Application by 4 p.m. Eastern        Please be sure to specify your name, account
  Time.                                                   number and the fund name on your wire advice.
- The Shareholder Service Center will telephone         - Wire the money for receipt that day.
  you with your account number. Please be sure to       - Minimum amount is $500.
  specify your name, the account number and the fund
  name on your wire advice.
- Wire your initial investment for receipt that
  day.
- Mail the original, signed application to Credit
  Suisse Funds.
This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
- Cannot be used to open an account.                    - Call our Shareholder Service Center to request
                                                          an ACH transfer from your bank.
                                                        - Your purchase will be effective at the next NAV
                                                          calculated after we receive your order in proper
                                                          form.
                                                        - Minimum amount is $50.
                                                        - Requires ACH on Demand privileges.

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)
- the fund name and account number             For IRAs please use the IRA Distribution
- the dollar amount you want to sell           Request Form.
- how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse
Funds.

If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).

BY EXCHANGE

- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange into another Credit
  Suisse Fund. Be sure to read the current     If you do not have telephone privileges,
  Prospectus for the new fund. Also please     mail or fax a letter of instruction to
  observe the minimum initial investment.      exchange shares.

BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the        privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
- an ACH transfer to your bank ($50
  minimum)
- a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for
details.

BY WIRE OR ACH TRANSFER

- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption or
  "ACH on Demand" section of your New            ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

 Shareholder Service Center

 Toll free: 800-927-2874
 Fax: 888-606-8252

 Mail
 Credit Suisse Funds
 P.O. Box 9030
 Boston, MA 02205-9030

 Overnight/Courier Service
 Boston Financial Data Services, Inc.
 Attn: Credit Suisse Funds
 66 Brooks Drive
 Braintree, MA 02184

 Internet Web Site
 www.CreditSuisseFunds.com



                                WIRE INSTRUCTIONS

 State Street Bank and Trust Company
 ABA# 0110 000 28
 Attn: Mutual Funds/Custody Dept.
 [Credit Suisse Fund Name]
 DDA# 9904-649-2
 F/F/C: [Account Number and Account registration]


     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.


     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.


     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:           $2,000
IRAs:                      $  250
Transfers/Gifts to
  Minors:                  $  250

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                     SHAREHOLDER SERVICES
     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.


     STATEMENTS AND REPORTS

   The fund produces financial reports, which include among other things a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.


     RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.


     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.


     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                        OTHER POLICIES
     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks to not earn interest.


     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, is responsible for:

 - making the funds available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Common Class

   CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances the funds may reimburse a portion of these payments.

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                                       47

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                                       48

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                                       49

                     FOR MORE INFORMATION

   More information about these funds is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Investment Grade Bond
Fund                                                                   811-05600

Credit Suisse New York
Municipal Fund                                                         811-04964

Credit Suisse Fixed Income Fund                                        811-05039

Credit Suisse Global Fixed Income Fund                                 811-06143

                                     [LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                    800-927-2874 - www.CreditSuisseFunds.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPBDF-1-0202

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE FUNDS
             Prospectus

             CLASS A SHARES
             February 28, 2002

                        - CREDIT SUISSE
                          GLOBAL FIXED INCOME FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                           CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   Investor Profile...............................           4
   A Word About Risk..............................           5

PERFORMANCE SUMMARY............... ...............           8
   Year-by-Year Total Returns.....................           8
   Average Annual Total Returns...................           9

INVESTOR EXPENSES................ ................          12
   Fees and Fund Expenses.........................          12
   Example........................................          13

THE FUND IN DETAIL............... ................          14
   The Management Firm............................          14
   Fund Information Key...........................          14
   Goal and Strategies............................          16
   Portfolio Investments..........................          16
   Risk Factors...................................          17
   Portfolio Management...........................          17
   Investor Expenses..............................          17
   Financial Highlights...........................          18

MORE ABOUT RISK................. .................          19
   Introduction...................................          19
   Types of Investment Risk.......................          19
   Certain Investment Practices...................          22

MEET THE MANAGER................ .................          24

MORE ABOUT YOUR FUND.............. ...............          25
   Share Valuation................................          25
   Distributions..................................          25
   Taxes..........................................          25
   Statements and Reports.........................          26

BUYING AND SELLING SHARES............ ............          27

SHAREHOLDER SERVICES.............. ...............          28

OTHER POLICIES................. ..................          29

OTHER SHAREHOLDER INFORMATION.......... ..........          30

OTHER INFORMATION................ ................          33
   About the Distributor..........................          33

FOR MORE INFORMATION............... ..............  back cover

                          KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


------------------------------------------------------------------------------------------------------
FUND/RISK FACTORS               GOAL                STRATEGIES
------------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND        To maximize total   - Invests in U.S. and foreign fixed- income
Risk factors:                   investment return     securities denominated in various currencies.
 Credit risk                    consistent with     - Favors investment-grade securities, but may
 Foreign securities             prudent investment    diversify credit quality in pursuit of its goal
 Interest rate risk             management,         - Investment decisions are based on fundamental
 Market risk                    consisting of a       market factors, currency trends and credit
 Non-diversified status         combination of        quality.
                                interest income,
                                currency gains and
                                capital
                                appreciation
------------------------------------------------------------------------------------------------------


     INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - are seeking investment income

 - are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

 - want to diversify their portfolios with fixed-income funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for maximum return over a long time horizon

 - require stability of your principal

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

   The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

   A fund that invests in foreign securities carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

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                                        7

                     PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                          YEAR-BY-YEAR TOTAL RETURNS*

                        [GLOBAL FIXED INCOME BAR CHART]

YEAR ENDED 12/31:                                 GLOBAL FIXED INCOME FUND
-----------------                                 ------------------------
1992                                                        2.10

1993                                                       19.62

1994                                                       -5.48

1995                                                       16.01

1996                                                        9.97

1997                                                        2.17

1998                                                        8.42

1999                                                        0.39

2000                                                        7.24

2001                                                        3.17

Best quarter:   8.45% (Q1 93)
Worst Quarter:  -4.06% (Q1 92)
Inception date:   11/1/90

* Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

                        AVERAGE ANNUAL TOTAL RETURNS(1)

                                      ONE YEAR  FIVE YEARS  10 YEARS   LIFE OF   INCEPTION
       PERIOD ENDED 12/31/01:           2001    1997-2001  1992-2001     FUND       DATE
-------------------------------------------------------------------------------------------
 GLOBAL FIXED INCOME FUND               3.17%     4.23%      6.13%      6.86%     11/1/90
-------------------------------------------------------------------------------------------
 SALOMON BROTHERS WORLD GOVERNMENT
 BOND INDEX (CURRENCY-HEDGED)(2)        6.27%     7.91%      8.15%    8.77%(3)
-------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND
 INDEX(4)                               8.44%     7.43%      7.23%    8.23%(3)
-------------------------------------------------------------------------------------------
 LEHMAN BROTHERS GLOBAL AGGREGATE
 INDEX(5)                               1.57%     3.24%      5.65%    6.74%(3)
-------------------------------------------------------------------------------------------
 COMPOSITE BENCHMARK(6)                 7.12%     7.13%      7.88%    8.89%(3)
-------------------------------------------------------------------------------------------

(1) Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.
(2) The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.
(3)  Performance since October 31, 1990.
(4) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch, Inc.
(5) The Lehman Brothers Global Aggregate Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.
(6) The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes-50% Lehman Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II Index-correspond to the investment strategy of the fund's manager. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

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                                       11

                      INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending October 31, 2002.

------------------------------------------------------------------------------
                                                               GLOBAL FIXED
                                                                INCOME FUND
                                                             CLASS A(1)
------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                    4.75%
------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
 original purchase price or redemption proceeds, as
 applicable)                                                       NONE
------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested distributions (as
 a percentage of offering price)                                   NONE
------------------------------------------------------------------------------
Redemption fees                                                    NONE
------------------------------------------------------------------------------
Exchange fees                                                      NONE
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (deducted from fund assets)
------------------------------------------------------------------------------
Management fee                                                    1.00%
------------------------------------------------------------------------------
Distribution and service (12b-1) fee                              0.25%
------------------------------------------------------------------------------
Other expenses                                                    0.53%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                           1.78%
------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."
(2) Total annual fund operating expenses are based on estimated amounts to be charged in the current fiscal year. Fund service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements, which may be discontinued at any time, are expected to lower the fund's expenses as follows:

EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS
Management fee                                                        0.42%
Distribution and service (12b-1) fee                                  0.25%
Other expenses                                                        0.53%
                                                                      -----
NET ANNUAL FUND OPERATING EXPENSES                                    1.20%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits). Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND          ONE YEAR       THREE YEARS    FIVE YEARS     TEN YEARS
---------------------------------------------------------------------------------------------
CLASS A (WITH OR WITHOUT
  REDEMPTION)                          $647          $1,009         $1,394         $2,470
---------------------------------------------------------------------------------------------

                      THE FUND IN DETAIL


     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally

 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


     FUND INFORMATION KEY

   A concise description of the fund begins on page 14. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individual designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Expected fund expenses for the 2002 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:

 - foreign governments and companies, including those in emerging markets

 - multinational organizations, such as the World Bank

 - the U.S. government, its agencies and instrumentalities

   Under normal market conditions, the fund invests at least 80% of net assets plus any borrowings for investment purposes in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the fund's ability to invest in emerging markets.

   The portfolio manager bases his investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the manager believes the currency risk can be reduced through hedging.


     PORTFOLIO INVESTMENTS

   The fund may invest in all types of fixed-income securities, including:

 - corporate bonds, debentures and notes

 - convertible debt securities

 - preferred stocks

 - government securities

 - municipal securities

 - mortgage-backed securities

 - repurchase agreements involving portfolio securities

   The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

   The fund may invest up to:

 - 40% of assets in securities of issuers located in any single foreign country

 - 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

 - 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

 - 20% of net assets in equity securities, including common stocks, warrants and rights

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   The fund's principal risk factors are:

 - credit risk

 - foreign securities

 - interest-rate risk

 - market risk

 - non-diversified status

   You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

   International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by an issuer.

   To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT

   Charles C. Van Vleet manages the fund's investment portfolio. You can find out more about him in "Meet the Manager."


     INVESTOR EXPENSES

   Expected expenses for the 2002 fiscal period (after fee waivers and expense reimbursement):

Management fee             0.42%
Distribution and service
  (12b-1) fee              0.25%
All other expenses         0.53%
                           -----
Total expenses             1.20%

                              FINANCIAL HIGHLIGHTS

The fund's Class A shares commenced operations as of the date hereof. The figures below are related to the fund's Common Class shares and those for the five years ending October 31, 2001 have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

---------------------------------------------------------------------------------------------------
          PERIOD ENDED:              10/01        10/00         10/99         10/98         10/97

PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of
 year                                  $9.71       $10.25        $10.62        $10.91        $11.17
---------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                   0.53         0.56          0.52          0.58          0.54
Net gains (losses) on investments
 and foreign currency-related
 items (both realized and
 unrealized)                            0.21        (0.13)        (0.29)        (0.16)         0.08
---------------------------------------------------------------------------------------------------
 Total from investment activities       0.74         0.43          0.23          0.42          0.62
---------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment
 income                                (0.46)       (0.76)        (0.59)        (0.71)        (0.34)
Dividends in excess of net
 investment income                      0.00        (0.21)        (0.01)         0.00          0.00
Distributions from net realized
 gains                                  0.00         0.00          0.00          0.00         (0.54)
---------------------------------------------------------------------------------------------------
 Total dividends and
  distributions                        (0.46)       (0.97)        (0.60)        (0.71)        (0.88)
---------------------------------------------------------------------------------------------------
Net asset value, end of year           $9.99        $9.71        $10.25        $10.62        $10.91
---------------------------------------------------------------------------------------------------
Total return                            7.81%        4.37%         2.18%         4.10%         5.76%
---------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of year
 (000s omitted)                     $118,876     $121,309      $135,327      $154,131      $194,731
Ratio of expenses to average net
 assets(1)                              0.95%        0.97%         0.96%         0.95%         0.96%
Ratio of net income to average
 net assets                             5.15%        5.51%         5.00%         5.21%         5.40%
Decrease reflected in above
 operating expense ratios due to
 waivers/reimbursements                 0.58%        0.51%         0.57%         0.46%         0.39%
Portfolio turnover rate                  144%         101%          365%          234%          203%
---------------------------------------------------------------------------------------------------

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' expense ratio by .00%, .02%, .01%, .00% and .01% for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Common Class Shares' operating expense ratio after reflecting these arrangements was .95% for each of the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively.

                       MORE ABOUT RISK


     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

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                                       21

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         30%
------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates.(1 )Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(2)                                                          [-]
------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
fund to increased volatility or substantial declines in
value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a fund to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                   [-]
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                             [ ]
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, political, operational, valuation risks.        [-]
------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), and other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [-]
------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [-]
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                  /35%/
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                   /20%/
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]
------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the fund to gain access to the
performance of a benchmark asset (such as an index or
selected stocks) that may be more attractive or accessible
than the fund's direct investment. Credit, currency,
information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                             [ ]
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent the fund
from achieving its goal.                                           [ ]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                       [-]
------------------------------------------------------------------------

(1)The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       MEET THE MANAGER

The following individual is responsible for the day-to-day portfolio management of the fund:

CHARLES C. VAN VLEET, Director, has been Portfolio Manager of the fund since May 1998. Mr. Van Vleet came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Mr. Van Vleet, who was with Warburg Pincus since 1998, was senior vice president and senior global strategist with Putnam Investment Management from 1994 to 1998. He holds a B.A. in Economics from the University of California at Berkeley.

           Job titles indicate position with the investment adviser.

                     MORE ABOUT YOUR FUND


     SHARE VALUATION

   The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund may earn dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund declares dividend distributions quarterly. The fund typically distributes capital gains annually, usually in December.

   Year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable.

   Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including the fund's short-term capital gains) are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


     STATEMENTS AND REPORTS

   The fund produces financial reports, which include among other things, a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                  BUYING AND SELLING SHARES


     OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.


     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus).

   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment or account requirements.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share, next computed following the receipt by your financial representative of your request in proper form. The value of your shares may be more or less than your investment depending on the net asset value of your fund on the day you redeem.


     EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 1-800-927-2874.

                     SHAREHOLDER SERVICES


     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                        OTHER POLICIES


     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.


     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"- payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements, including investments through certain financial representatives and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                OTHER SHAREHOLDER INFORMATION
OFFERING PRICE

   The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

----------------------------------------------------------------------------------------------
                                                                           COMMISSION TO
                                       AS A % OF        AS A % OF     FINANCIAL REPRESENTATIVE
         AMOUNT PURCHASED           AMOUNT INVESTED   OFFERING PRICE  AS A % OF OFFERING PRICE
----------------------------------------------------------------------------------------------
 Less than $50,000                       4.99%            4.75%                4.25%
----------------------------------------------------------------------------------------------
 $50,000 to less than $100,000           4.71%            4.50%                4.00%
----------------------------------------------------------------------------------------------
 $100,000 to less than $250,000          3.63%            3.50%                3.25%
----------------------------------------------------------------------------------------------
 $250,000 to less than $500,000          2.56%            2.50%                2.25%
----------------------------------------------------------------------------------------------
 $500,000 to less than $1,000,000        2.04%            2.00%                1.75%
----------------------------------------------------------------------------------------------
 $1,000,000 or more                        0*               0                  .50%**
----------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below).
** The distributor may pay a financial representative a fee of up to .50% as follows: .50% on purchases up to and including $3 million, .25% on the next $47 million, .125% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of CSAM;

(2) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(3) shares purchased by registered investment advisers ("RIAs") on behalf of fee-based accounts or by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(4) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; employee benefit plans sponsored by an employer; and pension plans; and

(5) Class A shares acquired when dividends and distributions are reinvested in the fund.

   If you want to learn about additional waivers of Class A initial sales charges, contact your financial representative or consult the Statement of Additional Information.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter; and the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of shares of the fund described in this Prospectus. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   For purpose of the Letter of Intent, Right of Accumulation and Concurrent Purchases, your purchases will be combined with purchases of your immediate family members.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the current net asset value of the applicable fund if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                      OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

   The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules of the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       32

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                                       33

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                                       34

                     FOR MORE INFORMATION

   More information about the fund is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains letters from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Global
Fixed Income Fund                                                      811-06143
                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 9030, BOSTON, MA 02205-9030
800-927-2874 - www.CreditSuisseFunds.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSGIA-1-0202

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2002



                    CREDIT SUISSE INVESTMENT GRADE BOND FUND

                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                         CREDIT SUISSE FIXED INCOME FUND

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND



This combined Statement of Additional Information provides information about Credit Suisse Investment Grade Bond Fund (formerly, Intermediate Maturity Government Fund) (the "Investment Grade Fund"), Credit Suisse New York Municipal Fund (formerly, New York Intermediate Municipal Fund) (the "New York Municipal Fund"), Credit Suisse Fixed Income Fund (the "Fixed Income Fund") and Credit Suisse Global Fixed Income Fund (the "Global Fixed Income Fund") (each a "Fund" and collectively, "the Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the Fixed Income Fund, the Prospectus for the Class A, Class B and Class C Shares of the Fixed Income Fund, the Prospectus for the Class A, B and C shares of the Investment Grade Bond Fund, the Prospectus for the Class A Shares of the New York Municipal Fund and the Prospectus for the Class A Shares of the Global Fixed Income Fund, each dated February 28, 2002; each as amended or supplemented from time to time (collectively, the "Prospectus").

Each Fund's audited Annual Report(s) for the Common Class or the Advisor Class shares, as applicable, dated October 31, 2001, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:


    CLASS A, CLASS B, CLASS C AND                     ADVISOR SHARES:
           COMMON SHARES:                       CREDIT SUISSE ADVISOR FUNDS

         CREDIT SUISSE FUNDS                           P.O. BOX 9030
            P.O. BOX 9030                          BOSTON, MA 02205-9030
        BOSTON, MA 02205-9030                   ATTN: INSTITUTIONAL SERVICES
            800-927-2874                                800-222-8977

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES.............................................1
      General Investment Strategies............................................1

      Option on Securities and Securities
            Indices and Currency Exchange Transactions.........................1

            Securities Options.................................................1
            Securities Index Options...........................................4
            OTC Options........................................................5
            Currency Transactions..............................................5
            Forward Currency Contracts.........................................5
            Currency Options...................................................6
            Currency Hedging...................................................6
            Hedging Generally..................................................7
            Asset Coverage for Forward Contracts, Options, Futures and
                  Options on Futures.......................................... 8
      Futures Activities.......................................................9
            Futures Contracts..................................................9
            Options on Futures Contracts......................................10
      Money Market Obligations................................................11
            Temporary Defensive Strategies....................................11
            Money Market Mutual Funds.........................................11
      Convertible Securities..................................................12
      Structured Securities...................................................12
            Mortgage-Backed Securities........................................12
            Asset-Backed Securities...........................................13
            Structured Notes, Bonds or Debentures.............................13
            Assignments and Participations....................................14
      Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate
            Caps, Floors and Collars..........................................15
      Foreign Investments (Investment Grade, Fixed Income and Global
            Fixed Income Funds only)..........................................16
            Foreign Currency Exchange.........................................16
            Euro Conversion...................................................16
            Information.......................................................17
            Political Instability.............................................17
            Foreign Markets...................................................17
            Increased Expenses................................................17
            Dollar-Denominated Debt Securities of Foreign Issuers.............17
            Foreign Debt Securities...........................................17
            Privatizations....................................................18
            Brady Bonds.......................................................18
            Depositary Receipts...............................................18
      U.S. Government Securities..............................................19
      Government Trust Certificates (Investment Grade Fund only)..............19
      Municipal Obligations...................................................20
      Taxable Investments (New York Municipal Fund only)......................21
      Alternative Minimum Tax Bonds (Investment Grade, New York
            Municipal and Fixed Income Funds only)............................21
      Securities of Other Investment Companies................................22
      Below Investment Grade Securities (Investment Grade, Fixed Income
            and Global Fixed Income Funds only)...............................22
      Emerging Markets (Investment Grade, Fixed Income and Global Fixed
            Income Funds only)................................................23
      Lending Portfolio Securities............................................24
      Repurchase Agreements...................................................24
      Reverse Repurchase Agreements and Dollar Rolls..........................25
      Zero Coupon Securities..................................................26
      Government Zero Coupon Securities.......................................26
      Short Sales (Investment Grade, Fixed Income and Global Fixed
            Income Funds only)................................................26
      Emerging Growth and Smaller Capitalization Companies; Unseasoned
            Issuers...........................................................27
      "Special Situation" Companies (Investment Grade, Fixed Income and
            Global Fixed Income Funds only)...................................28
      Variable Rate and Master Demand Notes (Investment Grade, New York
            Municipal and Fixed Income Funds only)............................28
      When-Issued Securities and Delayed-Delivery Transactions................28
            To-Be-Announced Mortgage-Backed Securities (Investment Grade
                  and Fixed Income Funds only)................................29
      Stand-By Commitment Agreements (Investment Grade, New York
            Municipal and Fixed Income Funds only)............................29
      REITs (Investment Grade, Fixed Income and Global Fixed Income
            Funds only).......................................................30
      Warrants (Investment Grade, Fixed Income and Global Fixed Income
            Funds only).......................................................31
      Non-Publicly Traded and Illiquid Securities.............................31
            Rule 144A Securities..............................................32
      Borrowing...............................................................33
      Non-Diversified Status  (New York Municipal and Global Fixed
            Income Funds only)................................................33
INVESTMENT RESTRICTIONS.......................................................33
      Investment Grade Fund...................................................33
      New York Municipal Fund.................................................35
      Fixed Income Fund.......................................................37
      Global Fixed Income Fund................................................38
PORTFOLIO VALUATION...........................................................40
PORTFOLIO TRANSACTIONS........................................................41
PORTFOLIO TURNOVER............................................................44
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS.............45
MANAGEMENT OF THE FUNDS.......................................................60
      Officers and Boards of Directors/Trustees...............................60

      Directors'/Trustees' Compensation.......................................73
      Portfolio Managers of the Funds.........................................74
      Investment Adviser and Co-Administrators................................75
      Code of Ethics..........................................................77
      Custodian and Transfer Agent............................................78
      Organization of the Funds...............................................78
      Distribution and Shareholder Servicing..................................80
            Common Shares.....................................................81
            Advisor Shares....................................................82
            Class A, Class B and Class C Shares...............................83
            General...........................................................84
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................85
      Purchases...............................................................85
            Special Provisions Applicable to the Investment Grade Fund
                  and Fixed Income Fund Class A, B and C Shares only..........86
            Initial Sales Charges Waivers.....................................88
      Redemptions.............................................................88
            Automatic Cash Withdrawal Plan....................................89
            Contingent Deferred Sales Charge - General........................90
EXCHANGE PRIVILEGE............................................................90
ADDITIONAL INFORMATION CONCERNING TAXES.......................................91
      The Funds and Their Investments.........................................91
      Special Tax Matters Regarding the Investment Grade Fund, Fixed
            Income Fund and Global Fixed Income Fund..........................93
      Special Tax Matters Regarding the Investment Grade Fund.................93
      Special Tax Considerations Regarding the New York Municipal Fund........94
      Passive Foreign Investment Companies (Fixed Income and Global
            Fixed Income Funds only)..........................................96
      Dividends and Distributions.............................................97
      Sales of Shares.........................................................97
      Foreign Taxes...........................................................98
      Backup Withholding......................................................98
      Notices.................................................................98
      Other Taxation..........................................................99
DETERMINATION OF PERFORMANCE..................................................99
INDEPENDENT ACCOUNTANTS AND COUNSEL..........................................103
MISCELLANEOUS................................................................104
FINANCIAL STATEMENTS.........................................................107


APPENDIX  -  DESCRIPTION OF RATINGS A-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the Investment Grade Fund is to achieve total return. The Investment Grade Fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in investment grade fixed-income securities. The investment objective of the New York Municipal Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital. The New York Municipal Fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in New York municipal securities the income from which is exempt from federal income taxes and New York State and New York City personal income taxes. The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in fixed-income securities. The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Global Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in fixed-income securities of issuers located in at least three countries, which may include the U.S. The 80% investment policies will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. For the Investment Grade Fund, the Fixed Income Fund and the Global Fixed Income Fund, the 80% investment policies are non-fundamental and may be changed by the Board of Directors/Trustees of the applicable Fund to become effective upon at least 60 days' notice to shareholders of the applicable Fund prior to any such change. For the New York Municipal Fund, the 80% investment policy is fundamental and may be changed only by the shareholders of the Fund.

General Investment Strategies

            Unless otherwise indicated, all of the Funds are permitted to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

            The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

            The Funds may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. Up to 20% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Options on Securities and Securities Indices and Currency Exchange Transactions

            Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option- writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage- backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage- backed securities.

            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

            Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

            Currency Transactions. (Investment Grade, Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

            Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.

Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

            A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

            To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

            Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Futures Activities

            A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

            Futures Contracts. (The New York Municipal Fund may not engage in foreign currency futures transactions.) A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. (The New York Municipal Fund may not purchase or write options on foreign currency futures.) A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Money Market Obligations

            Each Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.

            Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Investment Grade Fund may invest without limit in short-term money market obligations, and the Investment Grade Fund may invest without limit in short term Government Securities.

            Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The New York Municipal Fund would invest in money market mutual funds that invest in tax-exempt securities. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

Convertible Securities

            Convertible securities in which the Investment Grade, Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

Structured Securities

            The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage- related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Assignments and Participations. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

            When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

            With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt, it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars

            Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Investment Grade, Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

            A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

            The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.

Foreign Investments (Investment Grade, Fixed Income and Global Fixed Income Funds only)

            Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

            Euro Conversion. A single European currency, the euro, was introduced on January 1, 1999 for participating European nations in the Economic and Monetary Union and still potentially presents unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

            Information. Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about such securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of a Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities.

            Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

            Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

            Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            Depositary Receipts. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in

U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.

U.S. Government Securities

            Each Fund may invest in Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Government Trust Certificates (Investment Grade Fund only)

            The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a "Trust"). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the "Loan Note"), representing a loan made by the Trust to the government of Israel (the "Borrower"), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "Guaranty"), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A certificate-holder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

            Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

Municipal Obligations

            Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund will invest its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

            Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

            The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

            There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

            Among other instruments, a Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

            The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

            Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Taxable Investments (New York Municipal Fund only)

            Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

Alternative Minimum Tax Bonds (Investment Grade, New York Municipal and Fixed Income Funds only)

            A Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Investment Grade and Fixed Income Funds do not intend to purchase Alternative Minimum Tax Bonds.

Securities of Other Investment Companies

            A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

Below Investment Grade Securities (Investment Grade, Fixed Income and Global Fixed Income Funds only)

            A Fund may invest up to 35% (20% for the Investment Grade Fund) of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

            An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

            A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by

Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

            Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, these securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

Emerging Markets (Investment Grade, Fixed Income and Global Fixed Income Funds only)

            The Fixed Income Fund may invest up to 35% of its total fund assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Investment Grade and Global Fixed Income Funds may invest without limit in emerging markets securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

         A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). The Fund will not lend portfolio securities to CSAM or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

         By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

         The Funds and CSAM have applied for an order of exemption (the "Order") from the SEC to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers in certain money market funds advised by CSAM ("Investment Funds"). If the Order is granted, it will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include percentage limitations on the amount of a fund's assets that may be invested in the Investment Funds, restrictions on the Investment Fund's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate share of expenses and receive its proportionate share of any dividends.

Repurchase Agreements

         Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

         A Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

         A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

         Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

         A Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

         A Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities"). The market value of Government zero coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test.

Short Sales (Investment Grade, Fixed Income and Global Fixed Income Funds only)

         In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.

         While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. A Fund does not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

         Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

         Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

"Special Situation" Companies (Investment Grade, Fixed Income and Global Fixed Income Funds only)

         "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.

Variable Rate and Master Demand Notes (Investment Grade, New York Municipal and Fixed Income Funds only)

         Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery Transactions

         A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         To-Be-Announced Mortgage-Backed Securities (Investment Grade and Fixed Income Funds only)

         As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities -- Mortgage-Backed Securities" above.

Stand-By Commitment Agreements (Investment Grade, New York Municipal and Fixed Income Funds only)

         A Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

         The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand- by commitments for trading purposes.

         The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

         A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.

         The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Fund.

REITs (Investment Grade, Fixed Income and Global Fixed Income Funds only)

         A fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

         Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants (Investment Grade, Fixed Income and Global Fixed Income Funds only)

         A Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

         Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

         A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

         Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule

144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

Borrowing

         A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Diversified Status (New York Municipal and Global Fixed Income Funds only)

         The Funds are classified as non-diversified within the meaning of the 1940 Act, which means that they are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

         A Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

Investment Grade Fund

         The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Investment Grade Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

         The Investment Grade Fund may not:

         1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

         3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

         6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

         7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

         8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

         10. Issue any senior security except as permitted in these Investment Restrictions.

         11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

         13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

New York Municipal Fund

         The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Municipal Fund's outstanding shares. Investment limitations 11 through 14 may be changed by a vote of the Board at any time.

         The New York Municipal Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

          3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

          6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

          7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in these Investment Restrictions.

         10. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization or (b) as permitted under the 1940 Act.

         11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

         14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Fixed Income Fund

         The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Fixed Income Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

         The Fixed Income Fund may not:

         1. Borrow money except that the Fund may (i) borrow from banks for temporary or emergency purposes, and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         3. Make loans except that the Fund may purchase or hold fixed- income securities, including loan participations, assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

         7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

         8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

         10. Issue any senior security except as permitted in these Investment Restrictions.

         11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

         13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

         15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund

         The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Global Fixed Income Fund's outstanding shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

         The Global Fixed Income Fund may not:

         1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

         7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in these Investment Restrictions.

         10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

         If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

         The following is a description of the procedures used by the Fund in valuing its assets.

         Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

         Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

         CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government Securities are generally purchased from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of Government Securities.

         In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended October 31, 2001, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to CSAM's own research program.

         The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period.

                                      Fiscal year ended     Fiscal year ended   Fiscal year ended
                                      October 31, 1999      October 31, 2000     October 31, 2001
                                      ----------------      ----------------     ----------------
Investment Grade Bond Fund                   0                    0                    0

New York Municipal Fund                      0                    0                    0

Fixed Income Fund                       $8,391                    0             $17,034

Global Fixed Income Fund                     0                 $216             $ 9,564

         All orders for transactions in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM ("CSAMSI"), and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

         Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

         In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

         Transactions for the Investment Grade, Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                               PORTFOLIO TURNOVER

         The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

         Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short- term, the Fund will be engaged essentially in trading activities based on short- term considerations affecting the value of an issuer's stock instead of long- term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

         It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

For the fiscal year ended October 31, 1999, 2000 and 2001, the portfolio turnover rate for the Investment Grade Fund was 91%, 84% and 41%; for the New York Municipal Fund, 54.97%, 29.49% and 51%; for the Fixed Income Fund, 144%, 247% and 383%; and for the Global Fixed Income Fund, 365%, 101% and 144%, respectively. For the year ended October 31, 2000, the increase in the Fixed Income Fund's portfolio turnover rate was due to an increase in the portion of the Fixed Income Fund's portfolio invested in TBAs and the Fund's concomitantly increased use of dollar rolls with respect to these securities. In a dollar roll, the Fund sells TBAs for delivery in the current month and simultaneously contracts to repurchase similar but not identical securities on a specified future date, generally one month ahead. This monthly roll over resulted in a higher portfolio turnover rate. For the year ended October 31, 2000, the decrease in the Global Fixed Income Fund's portfolio turnover rate was due to the increasing stability in the currency market and the strengthening of the dollar in 2000. The currency market had experienced a high level of volatility in 1999. In light of the conditions in the currency market in 2000, the portfolio managers made a strategic decision to hold securities for longer periods of time, resulting in a lower portfolio turnover rate. For the year ended October 31, 2001, the increase in the Fixed Income Fund's portfolio turnover rate resulted from a number of factors, including an increase in the portion of the Fund's portfolio invested in TBAs and the Fund's concomitantly increased use of dollar rolls with respect to these securities.


              SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
                                  OBLIGATIONS

         Some of the significant financial considerations relating to the New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was January 31, 2002.

         Recent Events. A substantial amount of Federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center ("WTC") attacks. At the request of the Governor of New York ("Governor"), the President has waived any matching requirement for the State and New York City (which is typically 25 percent of eligible costs), so that the Federal government will provide 100 percent reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, the Congress has appropriated $10.4 billion for these purposes. This Federal "pass-through" disaster aid is projected by the Division of the Budget ("DOB") to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through State Emergency Management Office (SEMO) to New York City and surrounding localities affected by the disaster.

         This "flow-through" spending is not counted in the All Governmental Funds estimates, and is expected to have a positive economic impact on the State and New York City.

         On an All Governmental Fund basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the pass-through aid, these disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attack ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

         Spending from State Funds or WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City, and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers' compensation.

         On January 8, 2002, the State reached a tentative settlement in school desegregation litigation concerning the City of Yonkers. Under the terms of the settlement, which must be approved by the federal court with jurisdiction in the case, the State has agreed to pay $300 million to Yonkers over the next five years in roughly equal annual installments ($10 million of this amount has already been paid). To finance the fiscal year 2001-02 and fiscal year 2002-03 costs of the settlement, the State plans to use the $151 million balance in the Contingency Reserve Fund, which was established to help the State pay costs related to litigation.

         On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000. The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one-half year period ending June 30, 2004. The State's share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39 cent increase in the cigarette tax, the reestablishment of the "covered lives assessment" on health insurance, and, subject to federal approval, a three percent increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund, including the Elderly Pharmaceutical Insurance Program
(EPIC) and certain Medicaid expenditures. The State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

         On January 22, 2002, the Governor submitted his Executive Budget for 2002-03, which contained an updated Financial Plan for the 2001-02 fiscal year and a recommended Fiscal Plan for the 2002-03 fiscal year. The revenue forecast on which these Financial Plans are based reflects both the impact of the WTC disaster and the national economic downturn. The interrelated effects of the terrorist attacks and the broader weakening in the economy are not possible to separate accurately, but the combined revenue losses associated with these events is still expected to be within the range originally estimated by DOB.

         DOB now estimates a projected revenue shortfall for the 2001-02 fiscal year of $1.08 billion, or $418 million below the November 2001 estimate. DOB expects that the shortfall will be closed through the use of $646 million in reserves and $435 million in administrative and legislative actions that have already been accomplished. By comparison, the November estimate had projected the use of $1.50 billion in General Fund reserves to help balance the current year. After accounting for other revisions to the 2001-02 Financial Plan, DOB projects a General Fund closing balance of $2.08 billion. This total includes a planned $83 million deposit to the Tax Stabilization Reserve Fund at the close of the current year.

         DOB reports that the 2002-03 Financial Plan closes a General Fund budget gap originally projected at $5.7 billion. Legislative and administrative actions to date have reduced this gap by $581 million, and enactment of the HCRA legislation described above lowered it by another $785 million. The Governor has proposed to close the remaining $4.3 billion budget gap with $1.91 billion in recurring spending reductions and revenue actions, $1.13 billion in General Fund reserves, $885 million in reserves from the Temporary Assistance for Needy Families (TANF) program, and $490 million in one-time actions (excluding $72 million in fund balances available through HCRA). The Financial Plan also supports $109 million in new spending related to homeland security, the WTC disaster, and economic development. The Financial Plan projects a closing balance in the General Fund of $710 million at the end of 2002-03, which consists of the balance in the State's Tax Stabilization Reserve Fund.

         The terrorist attacks in New York City and the national recession are expected to have materially adverse financial consequences for the State, and their impact is reflected in the economic and receipts forecasts described in the most recent update to the Annual Information Statement. At this point, it is no longer possible to separate the impact of the terrorist attacks from the national recession, but the combined effect of both events introduces significant uncertainty into the current Financial Plan estimates.

         In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

         In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

         Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001 and 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the 2001 calendar year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and may produce below DOB's current forecasts.

         An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

         The United States Congress is expected to consider economic stimulus packages during the winter. Certain components of these packages may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

         The DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the terrorist attack in New York becomes clearer. Actual results, therefore, could differ materially and adversely from the projections set forth in this update to the Annual Information Statement. In the past, the State has taken management actions to address potential financial plan shortfalls, and has begun to take similar actions now to avoid adverse variances in its projections for the current fiscal year.

         State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

         Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

         The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. DOB now believes that the U.S. economy is in recession and will be through early 2002. As the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

         DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September
11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.

         DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.

         The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

         State Budget. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000). The 2001-02 Executive Budget, as amended, projected budget gaps of $5.7 billion in 2002-03. DOB projects budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05. The gap projections assume the Legislature will enact the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession.

         The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from

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the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

         The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.43 billion, an increase of $2.55 billion, over 2000-01. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by DOB in the immediate aftermath of the September 11 attacks. General Fund disbursements, including transfers to other funds, are projected to grow to $41.46 billion, an increase of $1.77 billion over 2000-01. Spending from all Governmental Funds is expected to increase by $4.52 billion to $84.27 billion.

         Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.

         The 2001-02 Financial Plan projects a closing balance in the General Fund of $2.08 billion, comprised of $1.13 billion in reserve for economic uncertainties (all of which will be used to help balance the 2002-03 Financial
Plan); $710 million in the Tax Stabilization Reserve Fund ("TSRF"), after a planned $83 million deposit in 2001-02; $281 million in undesignated reserves; $81 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks) after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit; $142 million in the Community Projects Fund ("CPF") (which finances legislative and gubernatorial initiatives); and $11 million in the Universal Pre-Kindergarten Fund.

         For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State

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
had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief
(STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund
(DRRF).

         Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

         Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

         The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

         Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an

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
economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

         An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

         The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

         The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

         The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent

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
over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

         Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

         On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned

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
its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

         On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

         Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year).

         Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02


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
fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

         The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

         Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

         New York City and Other Localities. Continuing recovery, cleanup and repair efforts following the September 11 attack on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $11.2 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. The City expects to be reimbursed for all of its direct costs for response and remediation at the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for the costs of economic revitalization and other needs, not directly payable through the City budget, related to the September 11 attack.

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
in the State, federal aid for costs of health coverage, unemployment insurance and worker's compensation and funding for various State transportation projects.

         Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased substantially the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from Federal, State, City and other sources which will be required.

         The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

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
         On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue by $322 million in fiscal year 2002 and by more than $370 million annually thereafter. The Financial Plan includes a Budget Stabilization Account of $697 million in fiscal year 2002, which has been used to narrow the fiscal year 2003 budget gap, and remaining budget gaps of $2.9 billion in fiscal year 2003, $3.6 billion in fiscal 2004, and $3.5 billion in fiscal year 2005. These estimates, however, do not make provision for wage increases for teachers, police officers or firefighters beyond those negotiated with the unions representing other civilian and uniformed employees nor does it include resources to fund wage increases for any employees beyond the current round of collective bargaining.

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

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees

         The business and affairs of the Global Fixed Income and Investment Grade Funds are managed by the Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's Charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

         The names (and ages) of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------
Independent Directors

Richard H. Francis                  Director       Since 1999    Currently retired;      59           Director of The
40 Grosvenor Road                                                Executive Vice                       Indonesia Fund,
Short Hills, New Jersey 07078                                    President and Chief                  Inc.
Age: 68                                                          Financial Officer of
                                                                 Pan Am Corporation
                                                                 and Pan American
                                                                 World Airways, Inc.
                                                                 from 1988 to 1991

----------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                       Director       Since 1987    Private investor;       59           Director of Advo,
2425 North Fish Creek Road                         for the       Consultant and                       Inc. (direct mail
P.O. Box 1287                                      Fixed         Director of Fritz                    advertising)
Wilson, Wyoming 83014                              Income        Broadcasting, Inc.
Age: 73                                            Fund.         and Fritz
                                                   Since 1986    Communications
                                                   for the New   (developers and
                                                   York          operators of radio
                                                   Municipal     stations) since 1987
                                                   Fund.
                                                   Since 1990
                                                   for the
                                                   Global
                                                   Fixed
                                                   Income
                                                   Fund.
                                                   Since 1988
                                                   for the
                                                   Investment


1 Each Director and Officer serve until his or her respective successor has been duly elected and qualified.

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------

                                                   Grade Bond
                                                   Fund.

----------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                   Director       Since 1988    Dean of Yale School     59           Director of
Box 208200                                         for the       of Management and                    Aetna, Inc.;
New Haven, Connecticut                             Fixed         William S. Beinecke                  Director of
06520-8200                                         Income        Professor in the                     Calpine Energy
Age: 54                                            Fund, the     Practice of                          Corporation
                                                   New York      International Trade
                                                   Municipal     and Finance;
                                                   Fund and      Undersecretary of
                                                   the           Commerce for
                                                   Investment    International Trade
                                                   Grade Bond    from November 1993 to
                                                   Fund.         October 1995;
                                                   Since 1990    Professor at Columbia
                                                   for the       University from
                                                   Global        September 1992 to
                                                   Fixed         November 1993
                                                   Income Fund.

----------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                      Director       Since 2001    Dean Emeritus and       59           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
Age: 64                                                          at the Edmund A.                     Selection
                                                                 Walsh School of                      Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;
                                                                 of PBS foreign
                                                                 affairs

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------
                                                                 television series                    Senior Associate of
                                                                                                      Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

----------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                Director       Since 1999    Currently retired;      59           Director of
29 The Trillium                                                  President and Chief                  Education
Pittsburgh, Pennsylvania 15238                                   Operating Officer of                 Management Corp.,
Age: 70                                                          National InterGroup,                 Tyco
                                                                 Inc. from April 1989                 International
                                                                 to March 1991;                       Ltd.; Credit
                                                                 Chairman of Permian                  Suisse Asset
                                                                 Oil Co. from April                   Management Income
                                                                 1989 to March 1991                   Fund, Inc.;
                                                                                                      Trustee of Credit
                                                                                                      Suisse High Yield
                                                                                                      Bond Fund;
                                                                                                      Deutsche VIT
                                                                                                      Funds (overseeing
                                                                                                      six portfolios)

----------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                 Director       Since 1999    President of Loanet,    59           Director of The
Loanet, Inc.                                                     Inc. (on-line                        First Israel
40 East 52nd Street,                                             accounting                           Fund,

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------
New York, New York 10022                                         service) since 1997;                 Inc.
Age: 52                                                          Executive
                                                                 Vice President of
                                                                 Loanet, Inc. from
                                                                 1994 to 1997;
                                                                 Director, President,
                                                                 North American
                                                                 Operations, and
                                                                 former Executive Vice
                                                                 President from 1992
                                                                 to 1993 of Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.;
                                                                 Executive Vice
                                                                 President, Telerate,
                                                                 Inc. from 1987 to
                                                                 1992; Partner in the
                                                                 law firm of Hartman &
                                                                 Craven until 1987

----------------------------------------------------------------------------------------------------------------------
Interested Director
----------------------------------------------------------------------------------------------------------------------
William W. Priest(2)                Director       Since 1999    Senior Partner and      59           Director of The
Steinberg Priest Capital                                         Fund Manager,                        Brazilian Equity
Management                                                       Steinberg Priest                     Fund, Inc.; The
12 East 49th Street                                              Capital Management                   Chile Fund, Inc.;
12th Floor                                                       since March 2001;                    The Emerging
New York, New York 10017                                         Chairman and Managing                Markets Telecommu-
Age: 59                                                          Director of                          nications



2 Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------
                                                                 CSAM from 2000 to                    Fund, Inc.; The
                                                                 February 2001, Chief                 First Israel
                                                                 Executive Officer and                Fund, Inc.; The
                                                                 Managing  Director of                Latin America
                                                                 CSAM from 1990 to 2000               Equity Fund,
                                                                                                      Inc.; The
                                                                                                      Indonesia Fund,
                                                                                                      Inc.; and Credit
                                                                                                      Suisse Asset
                                                                                                      Management Income
                                                                                                      Fund, Inc.


----------------------------------------------------------------------------------------------------------------------
Officers
----------------------------------------------------------------------------------------------------------------------

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset                 President                    General Counsel of
 Management, LLC                    and Secretary                CSAM; Associated
466 Lexington Avenue                                             with Lehman Brothers,
New York, New York 10017-3147                                    Inc. from 1996 to
Age:  36                                                         1997; Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994

----------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                Treasurer      Since 1999    Director and Director   --           --
Credit Suisse Asset                 and Chief                    of Fund Administration
Management, LLC                     Financial                    of CSAM; Associated
466 Lexington Avenue                Officer                      with CSAM since 1984
New York, New York 10017-3147
Age:  42

Name, Address and Age               Position(s)    Term of       Principal                Number of    Other
                                    Held with      Office(1)     Occupation(s) During     Portfolios   Directorships
                                    Fund           and Length    Past Five Years          in Fund      Held by Director
                                                   of Time                                Complex
                                                   Served                                 Overseen
                                                                                          by Director
----------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.           Assistant      Since 2000    Vice President and       --           --
Credit Suisse Asset                 Secretary                    Legal Counsel of CSAM
Management, LLC                                                  since January 2000;
466 Lexington Avenue                                             Associated with the
New York, New York 10017-3147                                    law firm of Swidler
Age:  35                                                         Berlin Shereff
                                                                 Friedman LLP from
                                                                 1996 to 2000

----------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.              Assistant      Since 2002    Assistant Vice           --           --
Credit Suisse Asset                 Secretary                    President and Legal
Management, LLC                                                  Counsel of CSAM since
466 Lexington Avenue                                             December, 2000;
New York, New York 10017-3147                                    Assistant Vice
Age:  38                                                         President, Institutional
                                                                 Marketing Department,
                                                                 CSAM since January 2000;
                                                                 Marketing Associate,
                                                                 International Equity
                                                                 Department, Warburg
                                                                 Pincus Asset Management,
                                                                 Inc. since January 1998;
                                                                 self-employed author and
                                                                 consultant, from

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------
                                                                 January
                                                                 1996 to
                                                                 December 1997.

----------------------------------------------------------------------------------------------------------------------
Rocco A. DelGuercio                 Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset                 Treasurer                    Administrative
Management, LLC                                                  Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York 10017-3147                                    since June 1996;
Age:  38                                                         Assistant Treasurer,
                                                                 Bankers Trust Corp.
                                                                 -- Fund Administration
                                                                 from March 1994 to
                                                                 June 1996; Mutual Fund
                                                                 Accounting Supervisor,
                                                                 Dreyfus Corporation
                                                                 from April 1987 to
                                                                 March 1994

----------------------------------------------------------------------------------------------------------------------
Joseph Parascondola                 Assistant      Since 2000    Assistant Vice          --           --
Credit Suisse Asset                 Treasurer                    President - Fund
Management, LLC                                                  Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3147                                    2000; Assistant Vice
Age:  38                                                         President, Deutsche
                                                                 Asset Management from
                                                                 January 1999 to April
                                                                 2000; Assistant Vice
                                                                 President, Weiss,
                                                                 Peck & Greer LLC from

Name, Address and Age               Position(s)    Term of       Principal               Number of    Other
                                    Held with      Office(1)     Occupation(s) During    Portfolios   Directorships
                                    Fund           and Length    Past Five Years         in Fund      Held by Director
                                                   of Time                               Complex
                                                   Served                                Overseen
                                                                                         by Director
----------------------------------------------------------------------------------------------------------------------
                                                                 November 1995 to
                                                                 December 1998

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.

Name of Director                         Dollar Range of Equity Securities in   Aggregate Dollar Range of Equity
                                         the Fund*,(3)                            Securities in all Registered
                                                                                Investment Companies Overseen by
                                                                                Director in Family of Investment
                                                                                Companies*,(3)
----------------------------------------------------------------------------------------------------------------
Independent Directors


Richard H. Francis                       Investment Grade - A                   E
                                         New York Municipal - A
                                         Fixed Income - A
                                         Global Fixed Income - A

Jack W. Fritz                            Investment Grade - A                   E
                                         New York Municipal - A
                                         Fixed Income - E
                                         Global Fixed Income - A

Jeffrey E. Garten                        Investment Grade - A                   B
                                         New York Municipal - A
                                         Fixed Income - A
                                         Global Fixed Income - A

Peter F. Krogh                           Investment Grade - A                   D
                                         New York Municipal - A
                                         Fixed Income - A
                                         Global Fixed Income - A

James S. Pasman, Jr.                     Investment Grade - A                   E
                                         New York Municipal - A
                                         Fixed Income - A
                                         Global Fixed Income - A

Steven N. Rappaport                      Investment Grade - B                   D
                                         New York Municipal - B
                                         Fixed Income - B
                                         Global Fixed Income - B

--------------

3 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Name of Director                         Dollar Range of Equity Securities in   Aggregate Dollar Range of Equity
                                         the Fund*,(3)                            Securities in all Registered
                                                                                Investment Companies Overseen by
                                                                                Director in Family of Investment
                                                                                Companies*,(3)
----------------------------------------------------------------------------------------------------------------
Interested Director

William W. Priest                        Investment Grade - A                   A
                                         New York Municipal - A
                                         Fixed Income - A
                                         Global Fixed Income - A


-------------------

* Key to Dollar Ranges:

    A.   None

    B.   $1 - $10,000

    C.   $10,000 - $50,000

    D.   $50,000 - $100,000

    E.   Over $100,000


         No employee of CSAM, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives the following annual and per- meeting fees:

                                                                  FEE FOR EACH MEETING      ANNUAL FEE AS AUDIT
FUND                                           ANNUAL FEE               ATTENDED             COMMITTEE MEMBER
----------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                        $750                    $250                     $250
New York Municipal Fund                           $750                    $250                     $250
Fixed Income Fund                                 $750                    $250                     $250
Global Fixed Income Fund                          $750                    $250                     $250


         Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Each Fund's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent

Directors of each Fund, namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

In accordance with its written charter adopted by the Board of Directors/Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund(s). It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's(s') internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund(s), its adviser and affiliates by the independent public accountants. During each Fund's most recent fiscal year, the Audit Committee met 3 times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors/Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the independent Directors/Trustees. The Nominating Committee did not meet during each Fund's most recent fiscal year.

Directors'/Trustees' Compensation

(for fiscal year ended October 31, 2001)






  Name of Director/Trustee        Total            Total            Total            Total      Total Compensation
                               Compensation    Compensation      Compensation    Compensation        from all
                                   from            from           from Fixed      from Global       Investment
                                Investment       New York        Income Fund     Fixed Income    Companies Managed
                                Grade Fund    Municipal Fund                         Fund            by CSAM*
-------------------------------------------------------------------------------------------------------------------
William W. Priest**                None            None             None             None              None
Richard H. Francis                $3,000          $3,000           $3,000           $3,000           $109,250
Jack W. Fritz                     $2,750          $2,750           $2,750           $2,750           $100,750
Jeffrey E. Garten***              $2,500          $2,500           $2,500           $2,500           $100,750
Peter F. Krogh****                $1,563          $1,563           $1,563           $1,563           $ 80,989
James S. Pasman, Jr.              $3,000          $3,000           $3,000           $3,000           $118,542
Steven N. Rappaport               $3,000          $3,000           $3,000           $3,000           $109,700
Alexander B. Trowbridge*****      $1,400          $1,400           $1,400           $1,400           $ 42,900


* Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser.

** Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

***      Mr. Garten became a Director/Trustee of the Funds effective December
         21, 2000.

****     Mr. Krogh became a Director/Trustee of the Funds effective February 6,
         2001.

***** Mr. Trowbridge resigned as a Director of each Fund effective February 6, 2001. A one-time benefit payment of $50,000 was provided by CSAM to Mr. Trowbridge who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.

         As of January 31, 2002, the Directors and officers of each Fund as a group owned less than 1% of each class of the outstanding shares of each Fund.

Portfolio Managers of the Funds

         Investment Grade and Fixed Income Funds

         The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the Investment Grade and the Fixed Income Funds. Their biographies are as follows:

         Mr. Gregg M. Diliberto holds a B.S. in Mathematics from the State University of New York at Plattsburgh and has qualified for Levels 1-4 of the Society of Actuaries examinations. Mr. Diliberto has been associated with CSAM and a team member since 1984. Prior to that, he analyzed pension fund finances at Buck Consultants.

         Ms. Jo Ann Corkran earned a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries. Ms. Corkran has been associated with CSAM and a team member since 1997. Prior to that, she was in the insurance group within fixed income research at First Boston. Prior to that, she analyzed funding and investment strategies for pension plans at Buck Consultants.

         Mr. Leland Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles. Mr. Crabbe was a team member and associated with CSAM in 1998 and has presently been associated with CSAM and a team member since 1999. Prior to that, he was at Merrill Lynch, where during his tenure he was head of strategy and research for corporate bonds, developed bond structures for debt syndications and traded emerging market debt. Previously, Mr. Crabbe spent six years at the Federal Reserve in Washington, D.C. as an economist and head of corporate bond research. His writings have been published in academic journals such as Journal of Finance and Journal of Fixed Income and practitioner texts such as The Handbook of Fixed Income and have been included in the required readings for the Chartered Financial Analyst examination.

         Mr. Jose A. Rodriguez earned a B.A. in Economics from Lafayette College and an M.B.A. in Finance from New York University's Stern School of Business. Mr. Rodriquez has been associated with CSAM and a team member since 1999. Prior to that, he was a managing director and senior portfolio manager at Prudential Investments, where he managed funds investing in high-grade corporate bonds, high-yield, dollar-denominated emerging market debt and money market instruments. Previously, he managed short-term investment portfolios and all securities lending activities at General Electric Investment Corporation. He is fluent in Spanish.

         New York Municipal and Global Fixed Income Funds

         Mr. Gregg Diliberto, Co-Portfolio Manager of the New York Municipal Fund, holds a B.S. in Mathematics from the State University of New York at Plattsburgh and has qualified for Levels 1-4 of the Society of Actuaries examinations. Mr. Diliberto has been associated with CSAM and a team member since 1984. Prior to that, he analyzed pension fund finances at Buck Consultants.

         Mr. Charles C. Van Vleet, Portfolio Manager of the Global Fixed Income Fund, earned a B.S. in Economics from the University of California, Berkeley. Mr. Van Vleet has been associated with CSAM since Credit Suisse acquired WPAM in July 1999 and joined WPAM in May 1998. Prior to that Mr. Van Vleet managed multi-sector, global and emerging markets fixed income portfolios at Putnam Investment Management from 1994 to 1998. Prior to that Mr. Van Vleet managed global fixed income portfolios at Alliance Capital in London and Brown Brothers Harriman in New York.

         Mr. Patrick A. Bittner, CFA, Co-Portfolio Manager of the New York Municipal Fund, earned a B.S. in Economics from the University of Wisconsin (Madison) and an M.S. in Taxation from Temple University. Mr. Bittner has been associated with CSAM since Credit Suisse acquired WPAM in July 1999 and joined WPAM in 1994. Prior to that Mr. Bittner served as an assistant portfolio manager of institutional fixed income portfolios at First Fidelity Bank from 1991 to 1994. He is a Chartered Financial Analyst.

Investment Adviser and Co-Administrators

         CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment advisor to each Fund pursuant to a written agreement. CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2001, CSAM and its global affiliates managed approximately $268 billion in assets.

         Prior to July 6, 1999, Warburg Pincus Asset Management ("WPAM") served as investment adviser to each Fund. On that date, Credit Suisse acquired WPAM and combined WPAM with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Funds' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

         CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Financial Services Group, both serve as co-administrators to the Funds pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement" respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. For the services provided by CSAM under the Advisory Agreements, Fixed Income Fund, Global Fixed Income Fund, Investment Grade Fund and New York Municipal Fund each pay CSAM a fee calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund pays PFPC a fee calculated at an annual rate of .07% of the Fund's first $150 million in average daily net assets, .06% of the Fund's next $150 million in average daily net assets, and .05% of the Fund's average daily net assets exceeding $300 million, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to CSAM, CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

         The Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Funds' Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund's Advisory Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Advisor or its affiliates in connection with providing services to the Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by the Adviser with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the total expenses of the Fund in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and Adviser services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the Adviser (or the sub-Adviser). The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the Adviser may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Advisory Fees paid to CSAM or to CSAM's predecessor, WPAM (portion of fees waived, if any, are noted in parentheses next to the amount earned)

                                Fiscal year ended                    Fiscal year ended                   Fiscal year ended
                                 October 31, 1999                     October 31, 2000                   October 31, 2001
                           ---------------------------         ---------------------------         ----------------------------
Investment Grade           $  340,960        ($185,777)        $  261,469        ($143,332)        $   38,414        ($210,812)
     Bond Fund
New York Municipal         $  397,528        ($ 97,206)        $  312,719        ($ 85,541)        $  226,918        ($151,434)

     Fund
Fixed Income Fund          $2,066,252        ($177,049)        $1,681,883        ($ 81,285)        $1,420,017        ($504,459)
Global Fixed Income        $1,483,284        ($841,078)        $1,214,634        ($619,726)        $  513,355        ($707,054)
     Fund

Co-Administration Fees paid to PFPC (portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                                    Fiscal year ended              Fiscal year ended        Fiscal year ended
                                    October 31, 1999               October 31, 2000         October 31, 2001
                               --------------------------        ------------------------   ------------------
Investment Grade Bond          $ 38,550        ($  2,440)        $ 33,364        ($20,148)      $ 38,903
     Fund
New York Municipal Fund        $ 61,454                          $  51,820                      $ 75,195
Fixed Income Fund              $217,257                          $ 193,192                      $262,101
Global Fixed Income            $ 78,375                          $  72,613                      $ 93,593
     Fund


Co-Administration Fees paid to CSAMSI or to CSAMSI's predecessor, Counsellors Service

                            Fiscal year ended      Fiscal year ended      Fiscal year ended
                            October 31, 1999       October 31, 2000       October 31, 2001
                            ----------------       ----------------       ----------------
Investment Grade Bond          $ 68,192              $ 52,294                 $ 49,845
     Fund
New York Municipal Fund        $ 99,382              $ 78,180                 $ 94,588
Fixed Income Fund              $413,250              $336,377                 $406,784
Global Fixed Income            $148,328              $121,463                 $122,041
     Fund

Code of Ethics


         The Funds, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Funds. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

         The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

         State Street Bank and Trust Company ("State Street") serves as custodian of the Funds' U.S. and non-U.S. assets, pursuant to the custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund,
(ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub- custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

         Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of a Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Funds

         The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income and Investment Grade Funds were incorporated in 1990 and 1988, respectively, under the laws of the State of Maryland and each is an entity commonly known as a "Maryland corporation." Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the Global Fixed Income and New York Municipal Funds, which are "non-diversified." The Investment Grade Bond Fund only has Common Shares. The New York Municipal Fund has two classes of shares, Common Shares and Class A Shares. The Global Fixed Income Fund has two classes of shares, Common Shares and Class A Shares. The Fixed Income Fund has five classes of shares,

Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

         The New York Municipal Fund's Agreement and Declaration of Trust and the Global Fixed Income Fund's and Investment Grade Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. The Fixed Income Fund's Agreement and Declaration of Trust (together with the New York Municipal Fund's Agreement and Declaration of Trust, the "Trust Agreements") and the Investment Grade Fund's Articles of Incorporation each authorizes the Board to issue full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated Common Shares, two billion shares are designated Advisor Shares, one billion shares are designated Class A Shares, one billion shares are designated Class B Shares, and one billion shares are designated Class C Shares.

         Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights.

         Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

         The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names "Counsellors Global Fixed Income Fund, Inc." and "Counsellors Intermediate Maturity Government Fund, Inc.," respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to "Warburg, Pincus Global Fixed Income Fund, Inc." and "Warburg, Pincus Intermediate Maturity Government Fund, Inc." On March 26, 2001, the Intermediate Government Fund, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund changed their names to "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc.," "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc.," respectively. Effective December 12, 2001, the "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc." changed their names to "Credit Suisse New York Municipal Fund, Inc.," "Credit Suisse Fixed Income Fund, Inc." and "Credit Suisse Global Fixed Income Fund, Inc.," respectively. Effective December 19, 2001, the "Credit Suisse Warburg Pincus Intermediate Maturity Government Fund, Inc." changed its name to "Credit Suisse Investment Grade Bond Fund, Inc."

Distribution and Shareholder Servicing

         On August 1, 2000, CSAMSI replaced Provident Distributors, Inc. as distributor of the Funds' shares. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017. CSAMSI offers each Fund's shares on a continuous basis. No compensation is payable by the Funds to CSAMSI for distribution services for the Common Shares. Pursuant to a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services for the Advisor Shares calculated at an annual rate of .25% of the average daily net assets of the Advisor Shares of the Fixed Income Fund and .50% of the average daily net assets of the Advisor Shares of the Global Fixed Income Fund (which were closed to new investments as of the close of business on December 12, 2001). For the fiscal year ended October 31, 2001, the Fixed Income and Global Fixed Income Funds paid $68,890 and $285, respectively, in 12b-1 fees pursuant to the Distribution Plan, all of which were paid to Institutions (as defined below). The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan was adopted on November 1, 1999.

         The Fixed Income Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by the Distribution Plan . Payments may be made to Institutions directly by the Fund or by CSAMSI on behalf of the Fund.

         An Institution with which the Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed);
(iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. A Prospectus is available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

         Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Funds. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

         Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

         Pursuant to the Common Shares 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made.

         Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

         For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with Common Class shares of the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis which may include a fee of up to 1.00% of new assets invested in Common Class shares of a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

         Advisor Shares. The Fixed Income Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made. The Advisor Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Advisor Shares (the "Prior Advisor Shares 12b-1 Plan").
    >

         Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to .25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may be paid a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

         An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

         Class A, Class B and Class C Shares. Each of the Investment Grade and Fixed Income Funds has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A Shares, Class B Shares and Class C Shares of the Funds, respectively, and the New York Municipal Fund and the Global Fixed Income Fund each has adopted a Plan of Distribution for Class A Shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

         For the Fixed Income Fund, the A, B and C 12b-1 Plans for the Class A Shares, Class B Shares and Class C Shares were initially approved by the Trustees, including a majority of the non-interested Trustees, on April 26, 2001, and by the sole shareholder of each Class on

April 27, 2001. For the Investment Grade Fund, the A, B and C 12b-1 Plans for the Class A Shares, Class B Shares and Class C Shares were initially approved by the Directors, including a majority of the non-interested Directors, on October 2, 2001, and by the sole shareholder of each Class on October 2, 2001. As approved, the Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.

         With respect to sales of the Investment Grade and Fixed Income Fund's Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

         In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         General. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent

Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases.

         The reduced sales charges described in the Prospectus under the heading "Other Shareholder Information" apply to the aggregate of purchases of Class A shares of the fund made at one time by "any purchaser." The term "purchaser" includes:

         - an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

         - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

         - a trust created by the individual and/or and immediate family member, the beneficiaries of which are the individual and/or an immediate family member;


         - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

         The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares of the Investment Grade and Fixed Income Funds, any applicable sales charge.

         To purchase Common Shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

         As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

         Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not being directly offered from the Funds. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

         Class A Shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                         INVESTMENT GRADE, FIXED INCOME
                         and GLOBAL FIXED INCOME FUNDS

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                                  As a % of        As a % of         Commission to Financial
                                                    Amount      Offering Price      Representative as a % of
                                                   Invested                              Offering Price
------------------------------------------------------------------------------------------------------------
Less than $50,000                                   4.99%            4.75%                    4.25%
$50,000 to less than $100,000                       4.71%            4.50%                    4.00%
$100,000 to less than $250,000                      3.63%            3.50%                    3.25%
$250,000 to less than $500,000                      2.56%            2.50%                    2.25%
$500,000 to less than $1,000,000                    2.04%            2.00%                    1.75%
$1,000,000 or more                                    0*               0                     .50%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee of up to .50% as follows: .50% on purchases up to and including $3 million, .25% on the next $47 million, .125% on purchase amounts over $50 million.


                            NEW YORK MUNICIPAL FUND

                        INITIAL SALES CHARGE -- CLASS A

                                                                         COMMISSION TO
                                        AS A % OF      AS A % OF           FINANCIAL
                                         AMOUNT        OFFERING     REPRESENTATIVE AS A %
AMOUNT PURCHASED                        INVESTED        PRICE          OF OFFERING PRICE
---------------------------------------------------------------------------------------
LESS THAN $50,000                         3.09%          3.00%              2.75%
$50,000 TO LESS THAN $100,000             2.04%          2.00%              1.75%
$100,000 TO LESS THAN $250,000            1.01%          1.00%              0.90%
$250,000 TO LESS THAN $500,000             0*              0                0.50%**

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee of up to 50% as follows: .50% on purchases up to and including $3 million, .25% on the next $47 million, .125% on purchase amounts over $50 million.

         The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by "any purchaser." The term "purchaser" includes:

         - an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

         - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% of more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

         - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual or an immediate family member;

         - a Uniform Gifts to Minors Act/Uniform Transfer to Minors Act account created by the individual and/or an immediate family member.

         From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended.

         Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts.

In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.

         Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, Directors and retired Directors of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services;
(5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Fund.

Redemptions.

         Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C Shares of the Investment Grade and Fixed Income Funds, and certain redemptions of Class A shares of the Investment Grade Fund and Fixed Income Fund.

         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

         If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

         Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C Shares of the Investment Grade and Fixed Income Funds may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

         Special Provisions Applicable to the Investment Grade Fund and Fixed Income Fund Class A, B and C Shares Only.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

Year Since Purchase Payment               Contingent Deferred Sales
            Made                        Charge as a Percentage of the
                                        Lesser of Dollars Invested or
                                            Redemption Proceeds
First                                               4.0%
Second                                              3.0%
Third                                               2.0%
Fourth                                              1.0%
Fifth                                               0.0%
Sixth                                               0.0%
Seventh                                             0.0%

         For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

         Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

         The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2001 will be eligible for the second year's charge if redeemed on or after October 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE

         An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Credit Suisse Fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B or Class C Shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

         If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A, B or C shares of the Fixed Income Fund, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

         The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

         Each Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, and existing judicial and administrative interpretations thereof, both of which are subject to change.

The Funds and Their Investments

         Each Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

         Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

         The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

         With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

         If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits (including amounts derived from interest on tax-exempt obligations), would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Special Tax Matters Regarding the Investment Grade Fund, Fixed Income Fund and Global Fixed Income Fund

         Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Special Tax Matters Regarding the Investment Grade Fund

         Interest income on most types of Government Securities is generally exempt from state and local personal income taxes if the owner of such Government Securities is an individual. Furthermore, some states, if certain requirements are satisfied, permit individual investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local personal income tax purposes. Other states treat all of these dividends as subject to state and local personal income taxation. Investors in a Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.

Special Tax Considerations Regarding the New York Municipal Fund

         Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes).

         Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Moreover, all exempt interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

         In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

         While the New York Municipal Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

         Capital gain distributions by the New York Municipal Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time reflects the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income.

         Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.

         It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to New York State or New York City franchise or corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New York State or New York City personal income tax.

         Potential shareholders in the New York Municipal Fund, including, in particular, corporate shareholders which may be subject to either New York franchise tax or New York corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.

         Although the New York Municipal Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such other state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

         Passive Foreign Investment Companies (Fixed Income and Global Fixed Income Funds only)

         If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

         Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

         Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

         Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

         If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Foreign Taxes

         Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If any of the Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Investment Grade Fund, Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Backup Withholding

         A Fund may be required to withhold, for United States federal income tax purposes, 30.5% (30% for 2002) of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

         Shareholders will be notified annually by a Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

Other Taxation

         Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

         From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. The Fund's net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Credit Suisse." Depending on the Fund's size, it may not be eligible to be listed. The Common Shares of the Funds are listed under the heading "Credit Suisse Com" and the Advisor Shares of the Funds are listed under the heading "Credit Suisse ADV," and once a class reaches the required minimum size, the Class A, B and C shares of the Investment Grade and Fixed Income Fund will be listed under the heading "Credit Suisse A, B or C," as applicable. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

         With respect to a Fund's Common and Advisor Shares, the Fund's average annual total returns for the periods ended October 31, 2001 were as follows:

                                With
                               Waiver                                 Period from the
    Performance                 One-       Five-Year     Ten-Year      commencement
  (Common Shares)               Year       ---------     --------      of operations
  ---------------              ------                                 ---------------
Investment Grade Fund          13.25%        7.02%         6.93%           7.81%
(commenced operations on
August 22, 1988)

New York Municipal Fund         9.20%        5.46%         5.85%           5.82%
(commenced operations on
April 1, 1987)

Fixed Income Fund              12.52%        6.99%         7.51%           7.64%
(commenced operations on
August 17, 1987)

Global Fixed Income Fund        7.81%        4.83%         6.99%           7.05%
(commenced operations on
November 1, 1990)

                                                            With Waiver
                                          -------------------------------------------
                                                                      Period from the
             Performance                  One-Year      Five-Year      commencement
          (Advisor Shares)                --------     -----------     of operations
          ----------------                                            ----------------
Fixed Income Fund                          12.24%         6.72%             7.06%
(Advisor Class commenced operations
on July 3, 1996)

         Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these fee waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

         Because the Fixed Income Fund's Class A, Class B and Class C Shares commenced operations on July 30, 2001, and the New York Municipal Fund's and the Global Fixed Income Fund's Class A Shares commenced operations on December 12, 2001, performance information for these classes is not presented.

         Average annual total return figures show the average percentage change in value of an investment in the relevant Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional Shares of the same class of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

         Average annual total return figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares of the Investment Grade and Fixed Income Funds, the maximum initial sales charge of 4.75% was deducted at the time of investment and with respect to the Class B shares of the Investment Grade and Fixed Income Funds, at the end of these periods, the entire amount was redeemed and the appropriate sales load, if any, was deducted. Investor should note that the performance may not be representative of the Fund's total return over longer market cycles.

         When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

         A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

         Yield is calculated by annualizing the net investment income generated by a Fund over a specified thirty-day period according to the following formula:

                            YIELD = 2[( a-b +1)(6)- 1]
                                       -----
                                        cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                                       Common Shares                     Advisor Shares

Fund                             With Waiver   Without Waiver      With Waiver   Without Waiver
Investment Grade Bond Fund           3.24%          3.02%              N/A            N/A
New York Municipal Fund              3.36%          3.13%              N/A            N/A
Fixed Income Fund                    5.52%          5.27%             5.27%          5.02%
Global Fixed Income Fund             4.83%          4.24%             4.33%          3.74%

         Tax equivalent yield is calculated over a specified thirty- day period by dividing that portion of the Fund's yield which is tax- exempt by one minus the aggregate of the maximum federal, state and local income tax rates 49.55% and adding the product to that portion, if any, of the yield of the Municipal Fund that is not tax- exempt. The New York Municipal Fund's tax-equivalent yield for the thirty-day period ending October 31, 2001 was 6.16%.

         The performance of a class of a Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.

         In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

         Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Investment Grade Fund, with the Lehman Brothers Intermediate Government Bond Index and the Lehman Brothers Aggregate Bond Index (composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and including U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by rating agencies); in the case of the New York

Municipal Fund, with the Lehman Brothers Five-Year Municipal Bond Index; in the case of the Fixed Income Fund, with the Lehman Brothers Aggregate Bond Index (described above); and in the case of the Global Fixed Income Fund, Lehman Brothers Aggregate Bond Index; the Lehman Brothers Global Aggregate Bond Index (a macro index of global government and corporate bond markets, composed of various indices calculated by Lehman Brothers, Inc., including the U.S. Aggregate Index, the Eurodollar Index and the U.S. Investment Grade 144A Index) and a composite benchmark (a weighted average consisting of 50% Lehman Brothers Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index Excluding the U.S. (Currency-Hedged) and 15% Merrill Lynch High Yield Master II Index); or
(iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

         In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal year ended October 31, 2001 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

         Willkie Farr & Gallagher serves as counsel for the Funds and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of January 31, 2002, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:

Investment Grade Bond Fund                                       Common        Class A       Class B       Class C
                                                                 Shares        Shares        Shares        Shares
Charles Schwab & Co., Inc.*                                      30.03%
Special Custody Account for the Exclusive Benefit
of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                                     20.64%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

New York Municipal Fund                                          Common        Class A
                                                                 Shares        Shares
Charles Schwab & Co., Inc.*                                      25.51%
Special Custody Account for the Exclusive Benefit
of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                                     14.95%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

Fixed Income Fund                                                Common       Advisor       Class A       Class B       Class C
                                                                 Shares       Shares        Shares        Shares        Shares
Transco & Co.*                                                                5.76%
FBO Intrust Bank
Attn.:  Paula S. Parker/Trust Department
P.O. Box 48698
Wichita, KS  67201-8698

Charles Schwab & Co., Inc.*                                      37.30%
Special Custody Account for the Exclusive Benefit
of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                                     10.47%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

State Street Bank & Trust Co.*                                                                 39.70%
Cust For R/O IRA of
 Judith Berbenich
55 Tabb Pl
Staten Island, NY 10302-2033

Donaldson Lufkin Jenrette                                                                     12.22%        43.1%         90.53%
Securities Corporation Inc.
P O Box 2052
Jersey City, NJ 07303-2052

Phyllis Astrella                                                                              16.03%
580 84th St. Apt. 2F
Brooklyn, NY 11209-4741

State Street Bank & Trust Co.                                                                 10.02%
Cust For the IRA of
 Phyllis Astrella
580 84th St. Apt. 2F
Brooklyn, NY 11209-4741

Global Fixed Income Fund                                         Common       Class A
                                                                 Shares       Shares
Charles Schwab & Co., Inc.*                                      25.22%
Special Custody Account for the Exclusive Benefit
of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Salomon Smith Barney Inc.*                                       20.85%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

Nat'l Financial Svcs. Corp.*                                     12.30%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Smith Barney Corporate Trust                                      8.17%
Company Trustee FBO Smith Barney 401
Advisor Group Trust Dated 01/01/98*
2 Tower Center
P.O. Box 1063 Plan Valuation Services
East Brunswick, NJ  08816-1063

Prudential Securities Inc.*                                       6.87%
For Exclusive Benefit of Customer PC
1 New York Plaza
New York, NY  10004-1901

Fidelity Investments Institutional*                               5.25%

Operations Center as Agent for
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

* The Funds believe that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

         The Fixed Income Fund's Class A, Class B and Class C shares commenced operations on July 30, 2001. The Investment Grade Fund's Class A, Class B and Class C shares commenced operations on December 21, 2001. The New York Municipal Fund's and Global Fixed Income Fund's Class A shares commenced operations on December 12, 2001. Each Fund's audited annual report for the Common Class or the Advisor Class shares, as applicable, dated October 31, 2001, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

         Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

         The following summarizes the ratings used by S&P for corporate bonds:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher- rated categories.

         BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

         To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

         The following summarizes the two highest ratings used by S&P for short-term notes:

         SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

         SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

         The following summarizes the ratings used by S&P for Municipal
Obligations:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

         To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The following summarizes the highest four municipal ratings used by
Moody's:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

         Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.